UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

ANNUAL REPORT

JUNE 30, 2022

Palmer Square Funds

Each a series of Investment Managers Series Trust

Table of Contents

Income Plus Fund
Letter to Shareholders	1
Fund Performance	12
Schedule of Investments	13
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48
Ultra-Short Duration Investment Grade Fund
Letter to Shareholders	49
Fund Performance	55
Schedule of Investments	56
Statement of Assets and Liabilities	67
Statement of Operations	68
Statements of Changes in Net Assets	69
Financial Highlights	70
Notes to Financial Statements	71
Report of Independent Registered Public Accounting Firm	91
Supplemental Information	93
Expense Examples	96

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

June 2022

Fund Refresher

As a refresher, the investment objective of the Palmer Square Income Plus Fund (“PSYPX” or the “Fund”) is income and capital appreciation. To seek to achieve that investment objective, the Investment Team employs a flexible mandate to find the best relative value across all of corporate credit and structured credit. The Fund has also historically maintained low interest rate duration* and high credit quality. Due to the Fund’s high-quality bias we are very comfortable with the underlying credit quality of the holdings and ability to avoid credit losses; over 78% of the portfolio is rated investment grade (“IG”) and over 52% is rated A or higher. Spread duration is 2.8 years.

What is the Fund trying to achieve in today’s market to benefit clients?

●	Diversified Income Generation – The Fund generates income through a diversified exposure to corporate and structured credit, including primarily corporate bonds, bank loans, collateralized loan obligations (“CLOs”), commercial mortgage backed securities (“CMBS”), residential mortgage backed securities (“RMBS”), asset backed securities (“ABS”), commercial paper and U.S. Treasury securities.

●	Low Interest Rate Duration – We have had minimal interest rate duration which drives lower correlation to interest rate sensitive fixed income such as those investments which comprise the Bloomberg U.S. Aggregate Bond Index and Bloomberg 1-3 Year U.S. Corporate Index.

●	Capital Preservation – The Fund maintains a high quality bias.

●	Total Return – The Fund also seeks capital appreciation through opportunistic portfolio rotations driven by the Investment Team’s assessment of relative value. Please note that the Fund can invest up to 30% in high yield-rated (“HY”) securities.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Interest Rate Duration	0.49 yrs	0.49 yrs	0.48 yrs	0.41 yrs	0.57 yrs
Spread Duration	1.72 yrs	1.58 yrs	1.89 yrs	2.35 yrs	2.80 yrs
Yield to Expected Call*	1.87%	1.86%	2.13%	3.40%	5.27%
Yield to Maturity	2.05%	2.11%	2.30%	3.32%	5.15%
Current Yield	2.35%	2.34%	2.29%	2.12%	3.24%
30-day SEC Yield* (net of fees)	1.01%	1.14%	1.38%	1.30%	2.39%
30-day SEC Yield* (gross of fees)	1.01%	1.14%	1.38%	1.30%	2.39%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Summary Themes:

●	Performance and Attribution;

●	Relative Value – Opportunity as Credit Pricing in More Macro Weakness than Equities;

●	Positioning Update: Selectively Adding Risk with Yields and Spreads at Multi- Year Wides*.

Theme I. Q2 2022 Performance and Attribution

»	The Fund delivered a negative return of 2.37% in Q2 2022 in what was another historically bad quarter for nearly all asset classes, including safe haven treasuries. While the Fund’s positioning in floating rate securities helped mitigate the rising rate impact in the first quarter, the second quarter saw further broad based spread widening across all of credit which is generally responsible for the attribution. Fortunately, the Fund’s high quality, short duration bent and 25% cash equivalent exposure now allows the Fund to deploy capital at a very attractive entry point. Before we dive into the current opportunity set, below is a quick Q2 performance recap for selected indices (as of 6/30/2022):

Selected Indicies	Q2 2022 Performance
Bloomberg U.S. Treasury Index	-3.77%
Bloomberg U.S. Aggregate Bond Index	-4.69% (spread +14bps)
Bloomberg U.S. Corporate Index	-7.26% (spread +39bps)
Bloomberg 1-3 Year U.S. Corporate Index	-1.02% (spread +34bps)
Bloomberg U.S. High Yield Index	-9.83% (spread +244bps)
iBoxx Liquid Leveraged Loan Index	-5.47% (discount margin +209bps)
Palmer Square CLO Senior Debt Index	-1.58% (discount margin +57bps)
Palmer Square CLO Debt Index	-5.42% (discount margin +123bps)
S&P 500 Index	-16.11%
Bloomberg Commodity Index	-5.66%

Source: Bloomberg as of 6/30/2022

»	As seen from above, the weakness in Q2 was broad based, impacting fixed income, equities, and even commodities late in the quarter. This breadth is also evident in the Fund’s contributions: The exposure to Treasury Bills was the only positive return contributor in Q2 2022 at +0.01%. The contribution from investment grade corporate bonds was -0.27%, or -0.15% including rate hedges. High yield bonds contributed -0.27%, bank loans contributed -0.32%, CLO debt contributed -1.05%, CMBS/RMBS contributed -0.23% and the Fund’s exposure to credit default swap index (CDX)* tranches contributed -0.25%.

»	Cash is King is a phrase that’s been around forever, but it is as true today as ever. The broad based weakness in Q2 was at least partially driven by investors generating cash in their portfolio for outflows and/or expectations of future outflows and lower prices. The flattening of spread curves is the clearest example of this – investors selling what they can rather than what they want. Fortunately for the Fund, we entered the year with 30% of “dry powder”* and at quarter-end are still sitting on 25% cash. So not only did we not have to sell assets we like to raise cash, but we also now stand ready to deploy capital at yield and spread levels that are, in many cases, at the widest levels since the Global Financial Crisis (“GFC”).

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Theme II. Relative Value – Opportunity as Credit Pricing in More Macro Weakness than Equities

»	After a period of negative performance, it is always worthwhile to try to assess what is being priced into valuations. Looking at credit specifically, there are several lenses which one can assess value: Yield to maturity, current yield, credit spread, cash price, duration, convexity, etc. In many cases, credit is looking attractive in all of the aforementioned ways. Taking U.S. high yield as an example, after looking relatively expensive for all of 2021, the index now trades at a price of $86, yields 8.85% (highest since 2016 outside of the 3rd week of March 2020), with a spread of 578bps (83rd percentile over last 10 years), and a breakeven spread widening of 206bps (which means the index spread could widen a further 206bps over the next 12 months before one lost money on a $1 investment). Similar pictures can be painted for corporate bonds, bank loans and CLO debt. In general, credit went from pricing in very little slowdown in economic growth earlier in the year to pricing in a significant slowdown currently, but not yet a full proper recession. Equities, on the other hand, do not appear to be pricing in a slowdown at all. Consensus earnings forecast still see y/y growth in 2022 and 2023. The negative return of equities YTD has been almost entirely due to multiples moving lower, which is a function of interest rates increasing.

Spread Percentile
	Price	Yield	Spread	1Y	10Y	Breakeven Spread Chg	Total Return YTD
Bloomberg U.S. Corporate Index	$92.6	4.62%	158	100%	83%	61	-14.4%
Bloomberg U.S. High Yield Index	$86.0	8.85%	578	100%	83%	206	-14.2%
Credit Suisse Liquid Leveraged Loan Index	$91.9	9.36%	646	100%	84%	195	-5.3%
Palmer Square CLO Senior Debt Index	$97.7	4.77%	183	98%	84%	126	-1.5%
Palmer Square CLO Debt Index	$91.9	7.59%	466	100%	77%	107	-5.3%
Bloomberg CMBS AAA Index	$95.1	3.76%	84	92%	61%	77	-8.0%

Source: Bloomberg as of 6/30/2022

»	The Palmer Square house view sees something closer to a slowdown in growth (i.e. modest technical recession) rather than a full recession (1980s style) and material credit cycle. This is based on several factors that we believe will limit the economic damage from higher interest rates. First, corporate America is positioned well to weather a storm. As we have highlighted in several past letters, corporate borrowers have largely been improving their credit profiles since the pandemic – reducing debt, cutting costs, building cash buffers, extending maturities, etc. Secondly, the financial system is as sound as ever. Thanks to various regulatory initiatives post GFC, U.S. banks are more capitalized than ever which will allow them to continue extending credit in a downturn. Third, the consumer overall remains in good shape. Although we acknowledge that recent data suggests the lower income brackets are being hit hard by inflation. But nonetheless it should be noted that the consumer is in significantly better shape than in 2007. We think the fact that the 3 main prongs of the economy are in decent shape puts a floor on growth at some point.

»	With the credit markets now pricing in something close to our base case, we think it makes sense to *slowly* start adding risk in credit. For the Income Plus strategy specifically, this means putting 5-7% of our 25% cash pile to work, still leaving ample capacity to add more should prices decline. Specifically, we see increasing value in 7-10 year IG corporates (on an interest rate-hedged basis), HY BBs (especially names with 101 takeout optionality), bank loans (B1/B+ type quality and higher), and CLO BBBs (getting all in yields > 7.5%).

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

CREDIT RELATIVE VALUE	Palmer Square Capital Management
ALL CREDIT SUMMARY	7/5/22

Source: Bloomberg, Credit Suisse, JPMorgan, Palmer Square as of 7/5/2022

Theme III. Positioning Update: Selectively Adding Risk with Yields and Spreads at Multi-Year Wides

»	The positioning of the Fund has not changed materially since the start of the year although we have just begun to start adding risk. After patiently sitting on a 30% cash equivalent all year, we started to deploy some of this in mid June putting around 5% to work in high yield, bank loans and CLO BBBs. And subsequent to quarter-end, after our July Credit Relative Value meeting we decided to deploy another 5-7% of our cash equivalent exposure into high yield and longer IG (corps on an interest rate-hedged basis). As laid out in the previous section, we believe that credit has now priced in slower growth, and that yields and spreads are at historically attractive levels.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

»	Corporate fundamentals continue to face inflationary headwinds but are starting from a position of strength in terms of balance sheets and liquidity. Consumer balance sheets are even stronger, providing some degree of cushion for corporates to pass through higher costs. But overall, the impact from inflation will be mixed. While we think we will see some degree of uptick in corporate default as a result of the surge in commodities, we don’t believe this increase will be material nor systematic. Our credit picking remains paramount in the current environment.

»	The key macro risks that Palmer Square will continue to evaluate include Fed policy errors, a resurgence in the COVID-19 pandemic including new variants, a further acceleration in inflation and/or supply chain disruptions that could pressure corporate fundamentals, as well as geopolitical events that could lead to market volatility and capital market dysfunction. It is always difficult to predict the timing or reason for the next volatility spike, which is why it’s paramount to stick to our well- worn investment processes. The Fund intends to maintain it’s high- quality, low-duration approach, which includes having a high degree of liquidity, while constantly seeking out the best relative value opportunities within corporate and structured credit.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Summary on Attribution, Allocation and Positioning

Select Portfolio Attribution and Characteristic Dashboard

Source: Palmer Square as of 6/30/2022. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. To obtain performance information current to the most recent month-end please call 866-933- 9033. Please see Notes and Disclosure for definitions.

Historic Positioning Detail by Asset Type:

	6/30/2021 Allocation	9/30/2021 Allocation	12/31/2021 Allocation	3/31/2022 Allocation	6/30/2022 Allocation
CLO Debt	29%	30%	28%	28%	30%
Gov’t Bonds	6%	5%	7%	19%	4%
IG Corp Debt	22%	20%	20%	15%	18%
ABS	11%	12%	11%	14%	16%
Bank Loans	9%	10%	11%	11%	11%
RMBS	3%	3%	5%	5%	5%
CMBS	5%	5%	5%	5%	6%
HY Corp Bonds	5%	4%	3%	3%	4%
Commercial Paper	9%	11%	8%	0%	0%
Cash/Other	0%	0%	0%	0%	6%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS).

●	Investment Grade Corporate Bond Allocation – The IG corporate bond exposure was increased late in the quarter (from 15% to 18%), after a significant move higher in both rates and spreads. The focus of this increase was on 1-2Y maturity bonds yielding above 4% that we intend to hold until maturity. Post quarter-end we also began to selectively add to 7-10Y IG bonds on a hedged basis as spreads in the 150-200bps range offer a historically attractive entry level. In general, after screening as expensive/tight for all of 2021 and most of 2022, we now view corporate IG as generally attractive for both spread buyers (like Income Plus) and for investors more concerned with all-in yield.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	High Yield Bond Allocation – As of quarter-end, 4% of the portfolio, which was up 1% versus Q1 2022. We started to increase our HY bond exposure in late June and have been adding more post quarter-end. In general, we have been able to buy BB-rated HY bonds at yields > 7% with big price discounts. The Fund continues to focus on shorter and middle- duration BB-rated bonds that offer decent relative value and price convexity (e.g. all in yields > 7% with cash prices <= $90).

●	CLO Allocation/Opportunity to Capture Income and Total Return – As of quarter-end, 30% of the portfolio, which was an increase of 2.5% from last quarter. We opportunistically sold BBBs in the first quarter above par as we viewed further upside in the near term was limited; now we are slowly adding back that exposure with prices down over 10pts in some cases. We also added 1% exposure to AAA exposure in the 180-200bps spread range and yielding over 5%. Since the GFC, we have only seen AAA spreads wider during the depths of the COVID-19 pandemic and yields have never been higher. As noted above, corporate fundamentals continue to face inflationary headwinds but are starting from a position of strength in terms of balance sheets and liquidity. Loan defaults still remain at all time lows with only 3% of the market trading at distressed levels (under $80), which is usually a good barometer of future defaults. We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

●	ABS/MBS Allocation has Provided Diversification and Income Capture – As of quarter-end, 27% of the portfolio had exposure to ABS/MBS. During the quarter, our allocation to ABS increased slightly as we loaded up on cash substitutes.

»	ABS exposure (primarily prime auto ABS with a weighted average life of 6 months or less) ended nearly 2% higher than Q1, currently 16% of the Fund. We added in both primary and secondary markets as all in yield became more attractive with rate move and allowed us to store some “dry powder”.

»	CMBS exposure at quarter-end was at 5.9%, increasing 0.5% from Q1. We continued to add exposure to high quality, AAA-rated single-asset transactions where we see relative value and strong structural support. Select new investments include two floating-rate securitizations collateralized by high-performing Class A retail assets and a high coupon, single-tenant office transaction that benefits from strong 2020-vintage structural features.

»	RMBS exposure remained flat from previous quarter as the increase in mortgage rates continued to leak spreads wider. Our exposure is still primarily AAA- rated debt which are backed by collateral from borrowers with FICOs (Fair Isaac Corporation) greater than 700 and in some cases as high as 750.

ABS/MBS Positions	6/30/2022
Prime Autos	14%
Equipment	2%
ABS (100% AAA)	16%
Conduit	1%
Single Asset/Single Borrower	5%
CMBS (95% A- and above)	6%
Non-Agency	5%
RMBS (99% AAA)	5%

Source: Palmer Square.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Bank Loan Allocation – As of quarter-end, 11% of the portfolio, which was unchanged in the quarter; however, we continue to rotate and swap within that allocation. Prepayment speeds have slowed so we have been divesting high cash price loans and reinvesting into new primary issues which are coming at significantly higher spreads than secondary loans. Of the 11% allocation to loans, 2% are rated investment grade at the facility level. Please note that 100% are first-lien, senior secured. Overall, we currently view the bank loan market as attractive, particularly after the sharp price drop in secondary loans in late June.

Given the recent market moves and the continued dislocation in credit, we believe the Fund is well-positioned to not only generate a strong yield, but also meaningful capital appreciation going forward. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Detailed Fund Performance History

The Fund returned -2.63% (net of fees) for the fiscal year-ending 6/30/2022.

Fund Performance Net of Fees as of 6/30/2022 (inception 2/28/2014)

	Q2 2022	YTD 2022	2021	2020	2019	2018	2017	2016	2015
PSYPX	-2.37%	-2.93%	1.17%	3.65%	5.29%	1.17%	4.03%	5.24%	1.21%
Bloomberg 1-3 Year U.S. Corporate Index	-1.02%	-3.46%	-0.13%	3.79%	5.30%	1.56%	1.85%	2.36%	1.00%
Bloomberg U.S. Aggregate Bond Index	-4.69%	-10.35%	-1.54%	7.51%	8.72%	0.01%	3.54%	2.66%	0.57%

Fund Performance Net of Fees as of 6/30/2022 (inception 2/28/2014)

	1 Year	3 Years	5 Years	Since Inception Annualized
PSYPX	-2.63%	1.21%	1.95%	2.34%
Bloomberg 1-3 Year U.S. Corporate Index	-3.82%	0.63%	1.48%	1.52%
Bloomberg U.S. Aggregate Bond Index	-10.29%	-0.93%	0.88%	1.64%

Annual Expense Ratio: Gross 0.94%/Net 0.94%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month- end please call 866-933-9033.

Summary

The Fund’s diverse portfolio across corporate and structured credit is positioned in predominately investment grade securities, yet has offered a strong current yield* and potential opportunity for capital appreciation. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. Bloomberg U.S. Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. Bloomberg 1-3 Year U.S. Corporate Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. Bloomberg U.S. High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. iBoxx Liquid Leveraged Loan Index tracks the total return of the 100 most liquid loans from the USD LLI index universe, offering a powerful insight into the loan market. Palmer Square CLO Senior Debt Index is a rules-based observable pricing and total return index for collateralized loan obligation debt for sale in the United States, rated at the time of issuance as AAA or AA (or an equivalent rating). Such debt is often referred to as the senior tranches of a CLO. Palmer Square CLO Debt Index is a rules-based observable pricing and total return index for collateralized loan obligation debt for sale in the United States, rated at the time of issuance as A, BBB or BB (or equivalent rating). Such debt is often referred to as the mezzanine tranches of a CLO. S&P 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Index Services Limited. The Credit Suisse Liquid Leveraged Loan Index is designed to represent a subset of the Leveraged Loan Index, based on the following criteria: Facilities rated at least Caa3/CCC- and no higher than Ba1/BB+ by Moody’s/S&P, facilities with an amount outstanding of at least $1 billion, facilities which rank first lien in seniority, institutional facilities, such as facility types Term Loan B (“TL-b””), Term Loan C (“TL-c”), Term Loan D (“T- d”), etc. Bank-held facilities, facility types TL and TL-a, are excluded, only the largest facility per issuer is eligible; in the case of a tie, the facility with the longer maturity is selected, eligible new loans are added at the beginning of the month following issuance. Bloomberg CMBS AAA Index measures the AAA-rated market of US Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mm. Credit Default Swap Index (CDX), formerly the Dow Jones CDX, is a benchmark financial instrument made up of credit default swaps (CDS) that have been issued by North American or emerging market companies. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. WARF The weighted average rating factor is a measure that is used by credit rating companies to indicate the credit quality of a portfolio. Credit Spreads are often a good barometer of economic health - widening (bearish sentiment) and narrowing/tightening (bullish sentiment). A tight market (tight-trading) is a market characterized by narrow bid-ask spreads and abundant liquidity with frenetic trading activity. A mutual fund’s 30-Day SEC Yield refers to a calculation that is based on the 30 days ending on the last day of the previous month. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. The Secured Overnight Financing Rate (SOFR) is a benchmark interest rate for dollar- denominated derivatives and loans that is replacing the London interbank offered rate (LIBOR). Dry powder refers to cash or marketable securities that are low-risk and highly liquid and convertible to cash

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure cont’d

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Diversification does not assure a profit, nor does it protect against a loss in a declining market

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus, or summary prospectus carefully before investing.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Corporate Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of June 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Income Plus Fund	-2.63%	1.95%	2.34%	02/28/14
Bloomberg Barclays 1-3 Year U.S. Corporate Index	-3.82%	1.48%	1.52%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

The Fund's expense ratio was 0.94%, which was the amount stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expenses do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until October 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2022

Principal
Amount[1]		Value
	BANK LOANS — 11.0%
	1011778 BC ULC
2,493,606	3.416% (1-Month USD Libor+175 basis points), 11/19/2026[2,3,4,5]	$2,387,628
	American Builders & Contractors Supply Co., Inc.
2,238,491	3.666% (1-Month USD Libor+200 basis points), 1/15/2027[2,3,4]	2,122,716
	AmWINS Group, Inc.
1,695,699	3.000% (1-Month USD Libor+225 basis points), 2/19/2028[2,3,4,6,7]	1,607,149
	APLP Holdings LP
577,859	6.000% (1-Month USD Libor+375 basis points), 5/18/2027[2,3,4,5]	558,238
	Asplundh Tree Expert LLC
1,979,849	2.810% (1-Month USD Libor+175 basis points), 9/4/2027[2,3,4]	1,916,741
	Astoria Energy LLC
724,088	4.500% (1-Month USD Libor+350 basis points), 12/10/2027[2,3,4]	684,035
	Asurion LLC
250,000	3.582% (1-Month USD Libor+300 basis points), 11/3/2023[2,3,4,6,7]	240,911
997,403	4.666% (1-Month USD Libor+300 basis points), 11/3/2024[2,3,4]	938,057
1,472,775	4.310% (1-Month USD Libor+325 basis points), 12/23/2026[2,3,4]	1,339,312
	Axalta Coating Systems U.S. Holdings, Inc.
2,171,746	4.000% (3-Month USD Libor+175 basis points), 6/1/2024[2,3,4]	2,125,304
	Beacon Roofing Supply, Inc.
2,478,722	3.916% (1-Month USD Libor+250 basis points), 5/19/2028[2,3,4]	2,372,087
	Belron Finance U.S. LLC
1,234,375	3.875% (1-Month USD Libor+275 basis points), 4/30/2028[2,3,4]	1,190,147
	Berry Global, Inc.
2,014,177	3.005% (1-Month USD Libor+175 basis points), 7/1/2026[2,3,4]	1,950,680
	Brown Group Holding LLC
1,390,323	4.166% (1-Month USD Libor+275 basis points), 6/7/2028[2,3,4]	1,322,114
	Cable One, Inc.
1,980,000	2.457% (1-Month USD Libor+200 basis points), 5/3/2028[2,3,4]	1,910,700
	Canada Goose, Inc.
738,773	5.750% (1-Month USD Libor+350 basis points), 10/7/2027[2,3,4,5]	709,529
	Carroll County Energy LLC
827,297	5.750% (3-Month USD Libor+350 basis points), 2/15/2026[2,4]	800,410
	Change Healthcare Holdings LLC
1,042,817	4.166% (1-Month USD Libor+250 basis points), 3/1/2024[2,3,4]	1,017,664
	Citadel Securities LP
1,728,125	4.140% (1-Month USD Libor+250 basis points), 2/2/2028[2,3,4]	1,666,837
	Covanta Holding Corp.
87,108	3.000% (1-Month USD Libor+250 basis points), 11/30/2028[2,3,4]	82,600
1,159,985	3.264% (1-Month USD Libor+250 basis points), 11/30/2028[2,3,4]	1,099,956
	Dedalus Finance GmbH
1,500,000	3.750% (3-Month EUR Libor+375 basis points), 5/31/2027[2,4,6,7]	1,475,320
	Dun & Bradstreet Corp.
997,468	6.700% (3-Month USD Libor+500 basis points), 2/8/2026[2,3,4,6,7]	943,854

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BANK LOANS (Continued)
	Elanco Animal Health, Inc.
2,486,801	3.463% (1-Month USD Libor+175 basis points), 8/1/2027[2,3,4]	$2,355,311
	FinCo I LLC
2,500,000	2.648% (1-Month USD Libor+250 basis points), 6/27/2025[2,3,4,6,7]	2,388,288
	First Eagle Holdings, Inc.
2,493,434	4.750% (1-Month USD Libor+250 basis points), 2/2/2027[2,3,4]	2,334,926
	FleetCor Technologies Operating Co. LLC
2,477,500	3.416% (1-Month USD Libor+175 basis points), 4/30/2028[2,3,4]	2,389,239
	Gates Global LLC
1,210,126	4.166% (1-Month USD Libor+275 basis points), 3/31/2027[2,3,4]	1,145,384
	Gemini HDPE LLC
804,881	4.239% (1-Month USD Libor+300 basis points), 12/31/2027[2,3,4]	772,186
	Go Daddy Operating Co. LLC
1,489,491	3.416% (1-Month USD Libor+175 basis points), 2/15/2024[2,3,4]	1,443,876
	Gray Television, Inc.
2,500,000	4.213% (3-Month USD Libor+250 basis points), 1/2/2026[2,3,4]	2,415,625
	Great Outdoors Group LLC
1,477,584	5.416% (1-Month USD Libor+375 basis points), 3/5/2028[2,3,4]	1,351,620
	Grifols Worldwide Operations USA, Inc.
2,500,000	3.666% (3-Month USD Libor+200 basis points), 11/15/2027[2,3,4,6,7]	2,369,075
	GVC Holdings Gibraltar Ltd.
2,482,481	3.743% (1-Month USD Libor+250 basis points), 3/16/2027[2,3,4,5]	2,390,009
	Hilton Worldwide Finance LLC
2,250,000	3.374% (3-Month USD Libor+175 basis points), 6/21/2026[2,3,4]	2,168,336
	Hudson River Trading LLC
795,970	4.640% (1-Month Term SOFR+300 basis points), 3/18/2028[2,3,4]	747,316
	ICON Luxembourg Sarl
1,958,789	4.563% (1-Month USD Libor+250 basis points), 7/1/2028[2,3,4,5,6,7]	1,897,440
	II-VI, Inc.
1,500,000	3.250% (1-Month USD Libor+275 basis points), 12/8/2028[2,3,4,6,7]	1,441,875
	INEOS U.S. Finance LLC
947,520	4.044% (3-Month USD Libor+200 basis points), 3/31/2024[2,3,4,6,7]	918,947
	Invenergy Thermal Operating I LLC
485,173	5.390% (1-Month USD Libor+300 basis points), 8/28/2025[2,3,4]	465,766
	Iridium Satellite LLC
2,493,622	4.166% (1-Month USD Libor+250 basis points), 11/4/2026[2,3,4]	2,399,663
	Jane Street Group LLC
985,000	4.416% (1-Month USD Libor+275 basis points), 1/26/2028[2,3,4]	949,540
	JBS USA LUX S.A.
2,128,005	2.804% (1-Month USD Libor+200 basis points), 5/1/2026[2,3,4,5]	2,057,515
	Lions Gate Capital Holdings LLC
1,432,639	3.916% (3-Month USD Libor+225 basis points), 3/24/2025[2,3,4]	1,388,771
	Lorca Finco Plc
1,750,000	3.750% (3-Month EUR Libor+375 basis points), 9/18/2027[2,3,4]	1,658,850

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BANK LOANS (Continued)
	Lucid Energy Group II Borrower LLC
1,196,992	5.874% (1-Month USD Libor+425 basis points), 11/24/2028[2,3,4]	$1,184,813
	MKS Instruments, Inc.
1,700,000	3.250% (1-Month Term SOFR+275 basis points), 4/11/2029[2,3,4,6,7]	1,631,150
	NAB Holdings LLC
2,288,500	5.204% (1-Month Term SOFR+300 basis points), 11/23/2028[2,3,4]	2,146,911
	Oregon Clean Energy LLC
886,682	5.416% (3-Month USD Libor+375 basis points), 3/1/2026[2,3,4]	833,233
	Organon & Co.
1,117,000	4.625% (1-Month USD Libor+300 basis points), 6/2/2028[2,3,4]	1,078,022
	PCI Gaming Authority
1,381,760	4.166% (1-Month USD Libor+250 basis points), 5/31/2026[2,3,4]	1,327,257
	Pilot Travel Centers LLC
2,257,938	3.625% (1-Month USD Libor+200 basis points), 8/6/2028[2,3,4]	2,169,314
	Plastipak Packaging, Inc.
2,220,853	3.563% (1-Month USD Libor+250 basis points), 12/1/2028[2,3,4]	2,136,194
	Playtika Holding Corp.
1,234,375	4.416% (1-Month USD Libor+275 basis points), 3/11/2028[2,3,4]	1,167,003
	PRA Health Sciences, Inc.
488,033	4.563% (1-Month USD Libor+250 basis points), 7/1/2028[2,3,4,6,7]	472,748
	Prime Security Services Borrower LLC
1,488,722	3.500% (1-Month USD Libor+275 basis points), 9/23/2026[2,3,4]	1,393,511
	Quikrete Holdings, Inc.
2,223,446	3.685% (1-Month USD Libor+262.5 basis points), 1/31/2027[2,3,4]	2,087,816
	Red Ventures LLC
771,276	2.674% (1-Month USD Libor+250 basis points), 11/8/2024[2,3,4,6,7]	753,923
	RH
2,481,250	4.166% (1-Month USD Libor+250 basis points), 10/20/2028[2,3,4]	2,188,165
	SBA Senior Finance II LLC
2,487,047	3.420% (1-Month USD Libor+175 basis points), 4/11/2025[2,3,4]	2,403,022
	Select Medical Corp.
2,215,128	4.170% (3-Month USD Libor+250 basis points), 3/6/2025[2,3,4]	2,126,523
	SkyMiles IP Ltd.
745,000	4.750% (3-Month USD Libor+375 basis points), 10/20/2027[2,3,4,5]	742,206
	SS&C Technologies, Inc.
941,176	3.875% (1-Month Term SOFR+225 basis points), 3/22/2029[2,3,4]	899,529
1,342,729	3.875% (1-Month Term SOFR+225 basis points), 3/22/2029[2,3,4]	1,283,313
	Stars Group Holdings B.V.
1,488,750	4.500% (1-Month USD Libor+225 basis points), 7/21/2026[2,3,4,5]	1,420,163
	Tory Burch LLC
990,000	4.666% (1-Month USD Libor+350 basis points), 4/16/2028[2,3,4]	892,549
	Trans Union LLC
1,495,631	3.416% (1-Month USD Libor+175 basis points), 11/15/2026[2,3,4]	1,415,869

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BANK LOANS (Continued)
1,731,935	3.310% (1-Month USD Libor+225 basis points), 12/1/2028[2,3,4]	$1,655,445
	Travelport Finance Luxembourg Sarl
12,783	9.756% (1-Month USD Libor+700 basis points), 2/28/2025[2,4,5]	12,679
2,555	7.756% (3-Month USD Libor+675 basis points), 5/29/2026[2,4,5]	1,995
	VFH Parent LLC
2,500,000	4.434% (1-Month Term SOFR+300 basis points), 1/13/2029[2,3,4]	2,376,050
	Vistra Operations Co. LLC
3,914,463	0.000% (1-Month USD Libor+175 basis points), 12/31/2025[2,3,4]	3,757,885
	WEX, Inc.
1,728,125	3.916% (1-Month USD Libor+225 basis points), 4/1/2028[2,3,4]	1,666,025
	WMG Acquisition Corp.
2,496,399	3.791% (1-Month USD Libor+212.5 basis points), 1/20/2028[2,3,4]	2,404,344
	Zebra Buyer LLC
1,009,787	5.563% (1-Month USD Libor+325 basis points), 11/1/2028[2,3,4]	973,576
	TOTAL BANK LOANS
	(Cost $116,889,762)	112,512,780
	BONDS — 83.9%
	ASSET-BACKED SECURITIES — 51.1%
	522 Funding CLO Ltd.
6,250,000	Series 2019-5A, Class AR, 2.176% (3-Month Term SOFR+133 basis points), 4/15/2035[3,4,8]	6,075,605
5,500,000	Series 2019-5A, Class BR, 2.696% (3-Month Term SOFR+185 basis points), 4/15/2035[3,4,8]	5,173,634
1,500,000	Series 2019-5A, Class ER, 7.606% (3-Month Term SOFR+676 basis points), 4/15/2035[3,4,8]	1,358,910
	AB BSL CLO Ltd.
5,000,000	Series 2020-1A, Class A1R, 2.216% (3-Month Term SOFR+137 basis points), 1/15/2035[3,4,8]	4,864,165
	AIMCO CLO Ltd.
1,000,000	Series 2018-AA, Class C, 2.794% (3-Month USD Libor+175 basis points), 4/17/2031[3,4,8]	943,744
600,000	Series 2019-10A, Class DR, 4.036% (3-Month USD Libor+290 basis points), 7/22/2032[3,4,8]	558,833
1,750,000	Series 2017-AA, Class AR, 2.113% (3-Month USD Libor+105 basis points), 4/20/2034[3,4,8]	1,695,245
	Allegany Park CLO Ltd.
1,000,000	Series 2019-1A, Class ER, 7.273% (3-Month Term SOFR+640 basis points), 1/20/2035[3,4,8]	886,092
	Ally Auto Receivables Trust
91,827	Series 2019-1, Class A3, 2.910%, 9/15/2023[3]	91,921

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	ALM Ltd.
1,000,000	Series 2020-1A, Class D, 7.044% (3-Month USD Libor+600 basis points), 10/15/2029[3,4,8]	$885,118
	AMMC CLO Ltd.
2,491,017	Series 2013-13A, Class A1R2, 2.234% (3-Month USD Libor+105 basis points), 7/24/2029[3,4,8]	2,469,576
	Anchorage Credit Funding 3 Ltd.
2,000,000	Series 2016-3A, Class BR, 3.471%, 1/28/2039[3,8]	1,802,936
	Annisa CLO
1,500,000	Series 2016-2A, Class DR, 4.063% (3-Month USD Libor+300 basis points), 7/20/2031[3,4,8]	1,394,658
	Apidos CLO
2,250,000	Series 2012-11A, Class DR3, 4.794% (3-Month USD Libor+375 basis points), 4/17/2034[3,4,8]	2,193,728
	Ares CLO Ltd.
1,750,000	Series 2015-38A, Class DR, 3.563% (3-Month USD Libor+250 basis points), 4/20/2030[3,4,8]	1,532,815
1,500,000	Series 2017-44A, Class DR, 7.914% (3-Month USD Libor+687 basis points), 4/15/2034[3,4,8]	1,336,384
1,150,000	Series 2022-64A, Class E, 8.479% (3-Month Term SOFR+744 basis points), 4/15/2035[3,4,8]	1,035,392
	ASSURANT CLO Ltd.
1,750,000	Series 2017-1A, Class ER, 8.263% (3-Month USD Libor+720 basis points), 10/20/2034[3,4,8]	1,554,916
	Atrium
769,600	Series 9A, Class DR, 5.198% (3-Month USD Libor+360 basis points), 5/28/2030[3,4,8]	739,272
	Atrium
2,467,500	Series 12A, Class DR, 3.936% (3-Month USD Libor+280 basis points), 4/22/2027[3,4,8]	2,365,907
	Babson CLO Ltd.
1,250,000	Series 2016-1A, Class DR, 4.234% (3-Month USD Libor+305 basis points), 7/23/2030[3,4,8]	1,126,186
	Bain Capital Credit CLO Ltd.
1,400,000	Series 2021-7A, Class D, 3.616% (3-Month USD Libor+325 basis points), 1/22/2035[3,4,8]	1,329,243
	Ballyrock CLO Ltd.
1,500,000	Series 2019-1A, Class CR, 4.094% (3-Month USD Libor+305 basis points), 7/15/2032[3,4,8]	1,412,791
1,500,000	Series 2019-1A, Class DR, 7.794% (3-Month USD Libor+675 basis points), 7/15/2032[3,4,8]	1,369,144

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Barings CLO Ltd.
825,000	Series 2013-IA, Class CR, 2.563% (3-Month USD Libor+150 basis points), 1/20/2028[3,4,8]	$804,192
2,000,000	Series 2013-IA, Class DR, 3.613% (3-Month USD Libor+255 basis points), 1/20/2028[3,4,8]	1,925,900
1,000,000	Series 2017-1A, Class E, 7.044% (3-Month USD Libor+600 basis points), 7/18/2029[3,4,8]	907,862
1,000,000	Series 2018-2A, Class C, 3.744% (3-Month USD Libor+270 basis points), 4/15/2030[3,4,8]	943,998
1,000,000	Series 2020-4A, Class D1, 4.763% (3-Month USD Libor+370 basis points), 1/20/2032[3,4,8]	957,786
1,200,000	Series 2019-2A, Class DR, 7.824% (3-Month USD Libor+678 basis points), 4/15/2036[3,4,8]	1,059,912
1,000,000	Series 2020-1A, Class ER, 7.694% (3-Month USD Libor+665 basis points), 10/15/2036[3,4,8]	903,786
	Barings Euro CLO DAC
3,500,000	Series 2015-1X, Class DRR, 3.650% (3-Month EUR Libor+365 basis points), 7/25/2035[3,4]	3,387,904
	Battalion CLO Ltd.
500,000	Series 2020-15A, Class A1, 2.394% (3-Month USD Libor+135 basis points), 1/17/2033[3,4,8]	490,470
2,000,000	Series 2016-10A, Class CR2, 4.634% (3-Month USD Libor+345 basis points), 1/25/2035[3,4,8]	1,784,676
	Bear Stearns ARM Trust
62,166	Series 2004-3, Class 1A3, 3.899%, 7/25/2034[3,9]	56,835
	Benefit Street Partners CLO Ltd.
3,000,000	Series 2013-IIIA, Class CR, 4.963% (3-Month USD Libor+390 basis points), 7/20/2029[3,4,8]	2,880,131
1,850,000	Series 2017-12A, Class C, 4.094% (3-Month USD Libor+305 basis points), 10/15/2030[3,4,8]	1,709,217
1,000,000	Series 2015-8A, Class CR, 3.813% (3-Month USD Libor+275 basis points), 1/20/2031[3,4,8]	858,052
500,000	Series 2018-14A, Class E, 6.413% (3-Month USD Libor+535 basis points), 4/20/2031[3,4,8]	405,859
1,000,000	Series 2019-17A, Class ER, 7.394% (3-Month USD Libor+635 basis points), 7/15/2032[3,4,8]	915,978
800,000	Series 2019-19A, Class E, 8.064% (3-Month USD Libor+702 basis points), 1/15/2033[3,4,8]	737,971
1,850,000	Series 2019-18A, Class A1R, 2.214% (3-Month USD Libor+117 basis points), 10/15/2034[3,4,8]	1,793,744
1,750,000	Series 2020-21A, Class DR, 4.394% (3-Month USD Libor+335 basis points), 10/15/2034[3,4,8]	1,674,121

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	Series 2020-21A, Class ER, 7.744% (3-Month USD Libor+670 basis points), 10/15/2034[3,4,8]	$680,151
1,000,000	Series 2019-18A, Class ER, 7.794% (3-Month USD Libor+675 basis points), 10/15/2034[3,4,8]	909,626
1,000,000	Series 2021-24A, Class E, 7.673% (3-Month USD Libor+661 basis points), 10/20/2034[3,4,8]	901,593
	BlueMountain CLO Ltd.
1,750,000	Series 2020-29A, Class D2R, 5.434% (3-Month USD Libor+425 basis points), 7/25/2034[3,4,8]	1,715,334
	Burnham Park Clo Ltd.
613,953	Series 2016-1A, Class AR, 2.213% (3-Month USD Libor+115 basis points), 10/20/2029[3,4,8]	609,917
	Capital One Multi-Asset Execution Trust
2,300,000	Series 2019-A2, Class A2, 1.720%, 8/15/2024[3]	2,300,214
	Capital One Prime Auto Receivables Trust
692,061	Series 2019-2, Class A3, 1.920%, 5/15/2024[3]	690,248
1,707,207	Series 2020-1, Class A3, 1.600%, 11/15/2024[3]	1,695,238
	Carlyle U.S. CLO Ltd.
1,000,000	Series 2016-4A, Class DR, 6.463% (3-Month USD Libor+540 basis points), 10/20/2027[3,4,8]	834,243
5,000,000	Series 2020-2A, Class A1R, 2.324% (3-Month USD Libor+114 basis points), 1/25/2035[3,4,8]	4,835,363
	CarMax Auto Owner Trust
25,658	Series 2020-4, Class A2, 0.310%, 1/16/2024[3]	25,637
2,259,938	Series 2019-3, Class A3, 2.180%, 8/15/2024[3]	2,251,875
1,993,454	Series 2020-2, Class A3, 1.700%, 11/15/2024[3]	1,984,128
1,856,896	Series 2019-4, Class A3, 2.020%, 11/15/2024[3]	1,847,149
4,986,356	Series 2020-1, Class A3, 1.890%, 12/16/2024[3]	4,948,539
2,550,000	Series 2022-2, Class A2A, 2.810%, 5/15/2025[3]	2,534,427
4,429,000	Series 2021-1, Class A3, 0.340%, 12/15/2025[3]	4,318,377
	CBAM Ltd.
2,000,000	Series 2018-6A, Class B2R, 3.208% (3-Month Term SOFR+236.16 basis points), 1/15/2031[3,4,8]	1,964,507
	Cedar Funding II CLO Ltd.
1,149,000	Series 2013-1A, Class ARR, 2.143% (3-Month USD Libor+108 basis points), 4/20/2034[3,4,8]	1,111,559
	Chase Home Lending Mortgage Trust
744,955	Series 2019-ATR2, Class A11, 2.524% (1-Month USD Libor+90 basis points), 7/25/2049[3,4,8]	716,610
	CIFC European Funding CLO
2,800,000	Series 3X, Class D, 3.600% (3-Month EUR Libor+360 basis points), 1/15/2034[3,4]	2,718,890

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	CIFC Funding Ltd.
1,950,474	Series 2015-3A, Class AR, 1.914% (3-Month USD Libor+87 basis points), 4/19/2029[3,4,8]	$1,916,341
1,789,000	Series 2017-1A, Class D, 4.598% (3-Month USD Libor+350 basis points), 4/23/2029[3,4,8]	1,713,925
3,000,000	Series 2014-2RA, Class A1, 2.234% (3-Month USD Libor+105 basis points), 4/24/2030[3,4,8]	2,962,500
750,000	Series 2018-2A, Class D, 6.913% (3-Month USD Libor+585 basis points), 4/20/2031[3,4,8]	661,924
3,500,000	Series 2013-3RA, Class A1, 2.164% (3-Month USD Libor+98 basis points), 4/24/2031[3,4,8]	3,433,500
1,000,000	Series 2018-4A, Class C, 3.994% (3-Month USD Libor+295 basis points), 10/17/2031[3,4,8]	943,076
1,000,000	Series 2018-4A, Class D, 6.944% (3-Month USD Libor+590 basis points), 10/17/2031[3,4,8]	882,541
1,250,000	Series 2018-5A, Class D, 7.194% (3-Month USD Libor+615 basis points), 1/15/2032[3,4,8]	1,106,232
1,000,000	Series 2019-1A, Class DR, 4.163% (3-Month USD Libor+310 basis points), 4/20/2032[3,4,8]	952,811
500,000	Series 2019-5A, Class DR, 7.824% (3-Month USD Libor+678 basis points), 1/15/2035[3,4,8]	444,015
	Clear Creek CLO
750,000	Series 2015-1A, Class CR, 3.013% (3-Month USD Libor+195 basis points), 10/20/2030[3,4,8]	713,436
	CNH Equipment Trust
330,729	Series 2019-B, Class A3, 2.520%, 8/15/2024[3]	330,488
	COLT Mortgage Loan Trust
6,414,695	Series 2021-4, Class A1, 1.397%, 10/25/2066[3,8,9]	5,583,973
	Crestline Denali CLO Ltd.
800,000	Series 2017-1A, Class D, 4.793% (3-Month USD Libor+373 basis points), 4/20/2030[3,4,8]	735,947
750,000	Series 2016-1A, Class DR, 4.534% (3-Month USD Libor+335 basis points), 10/23/2031[3,4,8]	670,952
	Dartry Park CLO DAC
2,250,000	Series 1X, Class CRR, 3.350% (3-Month EUR Libor+335 basis points), 1/28/2034[3,4]	2,155,643
	Denali Capital CLO Ltd.
600,000	Series 2016-1A, Class DR, 3.794% (3-Month USD Libor+275 basis points), 4/15/2031[3,4,8]	525,053
	DLLST LLC
4,041,318	Series 2022-1A, Class A1, 1.560%, 5/22/2023[3,8]	4,029,271
3,300,000	Series 2022-1A, Class A2, 2.790%, 1/22/2024[3,8]	3,270,854

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Dryden CLO Ltd.
1,000,000	Series 2018-57A, Class D, 3.961% (3-Month USD Libor+255 basis points), 5/15/2031[3,4,8]	$874,254
5,000,000	Series 2019-80A, Class AR, 2.096% (3-Month Term SOFR+125 basis points), 1/17/2033[3,4,8]	4,882,500
1,500,000	Series 2020-77A, Class ER, 7.348% (3-Month USD Libor+587 basis points), 5/20/2034[3,4,8]	1,256,083
1,000,000	Series 2020-86A, Class DR, 4.244% (3-Month USD Libor+320 basis points), 7/17/2034[3,4,8]	944,492
2,000,000	Series 2019-76A, Class DR, 4.363% (3-Month USD Libor+330 basis points), 10/20/2034[3,4,8]	1,899,671
	Dryden Euro CLO
1,500,000	Series 2021-91X, Class D, 4.850% (3-Month EUR Libor+485 basis points), 4/18/2035[3,4]	1,554,101
	Dryden Senior Loan Fund
1,839,380	Series 2013-30A, Class AR, 2.231% (3-Month USD Libor+82 basis points), 11/15/2028[3,4,8]	1,818,989
2,826,647	Series 2014-36A, Class AR3, 2.064% (3-Month USD Libor+102 basis points), 4/15/2029[3,4,8]	2,788,488
1,500,000	Series 2017-49A, Class DR, 4.444% (3-Month USD Libor+340 basis points), 7/18/2030[3,4,8]	1,407,192
1,000,000	Series 2016-45A, Class DR, 4.194% (3-Month USD Libor+315 basis points), 10/15/2030[3,4,8]	947,665
	Eaton Vance CLO Ltd.
1,500,000	Series 2015-1A, Class DR, 3.563% (3-Month USD Libor+250 basis points), 1/20/2030[3,4,8]	1,268,669
250,000	Series 2014-1RA, Class E, 6.744% (3-Month USD Libor+570 basis points), 7/15/2030[3,4,8]	205,774
1,000,000	Series 2018-1A, Class D, 4.244% (3-Month USD Libor+320 basis points), 10/15/2030[3,4,8]	907,870
1,850,000	Series 2019-1A, Class DR, 4.544% (3-Month USD Libor+350 basis points), 4/15/2031[3,4,8]	1,760,250
1,250,000	Series 2013-1A, Class D3R, 7.844% (3-Month USD Libor+680 basis points), 1/15/2034[3,4,8]	1,130,233
1,000,000	Series 2020-2A, Class ER, 7.544% (3-Month USD Libor+650 basis points), 1/15/2035[3,4,8]	862,188
	Ellington Financial Mortgage Trust
4,199,687	Series 2021-2, Class A1, 0.931%, 6/25/2066[3,8,9]	3,815,558
6,272,879	Series 2021-3, Class A1, 1.241%, 9/25/2066[3,8,9]	5,537,177
	Elmwood CLO Ltd.
2,750,000	Series 2022-1A, Class B, 2.450% (3-Month Term SOFR+180 basis points), 4/20/2035[3,4,8]	2,572,276

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Flatiron CLO Ltd.
2,000,000	Series 2020-1A, Class D, 5.268% (3-Month USD Libor+379 basis points), 11/20/2033[3,4,8]	$1,953,069
1,500,000	Series 2020-1A, Class E, 9.328% (3-Month USD Libor+785 basis points), 11/20/2033[3,4,8]	1,440,150
1,375,000	Series 2021-1A, Class E, 7.044% (3-Month USD Libor+600 basis points), 7/19/2034[3,4,8]	1,201,812
4,000,000	Series 2019-1A, Class AR, 2.491% (3-Month USD Libor+108 basis points), 11/16/2034[3,4,8]	3,908,616
	Ford Credit Auto Owner Trust
7,050,000	Series 2019-B, Class A4, 2.240%, 10/15/2024[3]	7,021,419
	Ford Credit Auto Owner Trust
1,403,704	Series 2019-C, Class A3, 1.870%, 3/15/2024[3]	1,401,325
	Galaxy CLO Ltd.
4,755,098	Series 2017-23A, Class AR, 2.054% (3-Month USD Libor+87 basis points), 4/24/2029[3,4,8]	4,704,829
3,250,000	Series 2015-19A, Class A1RR, 2.134% (3-Month USD Libor+95 basis points), 7/24/2030[3,4,8]	3,203,021
2,000,000	Series 2013-15A, Class ARR, 2.014% (3-Month USD Libor+97 basis points), 10/15/2030[3,4,8]	1,968,000
1,500,000	Series 2017-24A, Class D, 3.494% (3-Month USD Libor+245 basis points), 1/15/2031[3,4,8]	1,339,133
	Generate CLO Ltd.
2,347,588	Series 3A, Class AR, 2.313% (3-Month USD Libor+125 basis points), 10/20/2029[3,4,8]	2,336,263
1,250,000	Series 3A, Class DR, 4.663% (3-Month USD Libor+360 basis points), 10/20/2029[3,4,8]	1,213,046
1,000,000	Series 9A, Class E, 7.913% (3-Month USD Libor+685 basis points), 10/20/2034[3,4,8]	919,958
750,000	Series 8A, Class ER, 8.013% (3-Month USD Libor+695 basis points), 10/20/2034[3,4,8]	677,931
2,250,000	Series 6A, Class DR, 4.636% (3-Month USD Libor+350 basis points), 1/22/2035[3,4,8]	2,042,027
	Gilbert Park CLO Ltd.
650,000	Series 2017-1A, Class A, 2.234% (3-Month USD Libor+119 basis points), 10/15/2030[3,4,8]	640,575
1,500,000	Series 2017-1A, Class E, 7.444% (3-Month USD Libor+640 basis points), 10/15/2030[3,4,8]	1,354,807
	GM Financial Automobile Leasing Trust
1,241,492	Series 2022-1, Class A1, 0.571%, 2/21/2023[3]	1,240,053
1,625,141	Series 2021-2, Class A2, 0.220%, 7/20/2023[3]	1,621,096
3,375,033	Series 2021-1, Class A3, 0.260%, 2/20/2024[3]	3,346,500

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
3,712,000	Series 2021-2, Class A3, 0.340%, 5/20/2024[3]	$3,641,698
3,000,000	Series 2020-2, Class B, 1.560%, 7/22/2024[3]	2,971,371
5,600,000	Series 2022-2, Class A2, 2.930%, 10/21/2024[3]	5,568,209
2,000,000	Series 2021-1, Class A4, 0.330%, 2/20/2025[3]	1,950,134
	GM Financial Consumer Automobile Receivables Trust
7,837	Series 2021-1, Class A2, 0.230%, 11/16/2023[3]	7,831
719,266	Series 2019-3, Class A3, 2.180%, 4/16/2024[3]	719,201
2,665,518	Series 2021-2, Class A2, 0.270%, 6/17/2024[3]	2,654,547
3,052,166	Series 2021-4, Class A2, 0.280%, 11/18/2024[3]	3,015,595
3,025,632	Series 2020-3, Class A3, 0.450%, 4/16/2025[3]	2,974,759
5,706,652	Series 2020-4, Class A3, 0.380%, 8/18/2025[3]	5,593,084
	GoldenTree Loan Management U.S. CLO Ltd.
500,000	Series 2020-7A, Class FR, 8.813% (3-Month USD Libor+775 basis points), 4/20/2034[3,4,8]	400,206
1,000,000	Series 2021-10A, Class F, 8.853% (3-Month USD Libor+779 basis points), 7/20/2034[3,4,8]	800,062
500,000	Series 2020-8A, Class ER, 7.213% (3-Month USD Libor+615 basis points), 10/20/2034[3,4,8]	437,602
2,250,000	Series 2019-6A, Class BR, 2.673% (3-Month Term SOFR+180 basis points), 4/20/2035[3,4,8]	2,134,885
	GoldenTree Loan Opportunities Ltd.
1,075,000	Series 2014-9A, Class DR2, 4.239% (3-Month USD Libor+300 basis points), 10/29/2029[3,4,8]	990,457
	Greenwood Park CLO Ltd.
1,900,000	Series 2018-1A, Class D, 3.544% (3-Month USD Libor+250 basis points), 4/15/2031[3,4,8]	1,697,003
	Grippen Park CLO Ltd.
2,000,000	Series 2017-1A, Class A, 2.323% (3-Month USD Libor+126 basis points), 1/20/2030[3,4,8]	1,980,750
830,000	Series 2017-1A, Class E, 6.763% (3-Month USD Libor+570 basis points), 1/20/2030[3,4,8]	752,802
	Highbridge Loan Management Ltd.
1,500,000	Series 7A-2015, Class DR, 3.811% (3-Month USD Libor+240 basis points), 3/15/2027[3,4,8]	1,443,819
1,000,000	Series 5A-2015, Class DRR, 4.194% (3-Month USD Libor+315 basis points), 10/15/2030[3,4,8]	917,410
	Honda Auto Receivables Owner Trust
648,346	Series 2019-3, Class A3, 1.780%, 8/15/2023[3]	647,765
538,716	Series 2019-4, Class A3, 1.830%, 1/18/2024[3]	537,235
4,582,912	Series 2020-2, Class A3, 0.820%, 7/15/2024[3]	4,530,007
3,028,145	Series 2020-3, Class A3, 0.370%, 10/18/2024[3]	2,973,932

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	HPEFS Equipment Trust
1,187,912	Series 2021-2A, Class A2, 0.300%, 9/20/2028[3,8]	$1,177,994
	HPS Loan Management Ltd.
1,250,000	Series 13A-18, Class D, 4.044% (3-Month USD Libor+300 basis points), 10/15/2030[3,4,8]	1,134,344
3,125,000	Series 6A-2015, Class CR, 3.863% (3-Month USD Libor+250 basis points), 2/5/2031[3,4,8]	2,717,192
2,500,000	Series 14A-19, Class ER, 7.334% (3-Month USD Libor+615 basis points), 1/25/2034[3,4,8]	2,202,420
2,250,000	Series 15A-19, Class ER, 7.705% (3-Month Term SOFR+680 basis points), 1/22/2035[3,4,8]	2,039,940
	Hyundai Auto Lease Securitization Trust
5,500,000	Series 2021-B, Class A3, 0.330%, 6/17/2024[3,8]	5,358,617
5,500,000	Series 2021-C, Class A3, 0.380%, 9/16/2024[3,8]	5,308,710
5,000,000	Series 2022-B, Class A2A, 2.750%, 10/15/2024[3,8]	4,954,325
	Hyundai Auto Receivables Trust
1,013,399	Series 2021-B, Class A2, 0.240%, 5/15/2024[3]	1,005,804
	Jay Park CLO Ltd.
1,000,000	Series 2016-1A, Class DR, 6.263% (3-Month USD Libor+520 basis points), 10/20/2027[3,4,8]	930,750
	KKR CLO Ltd.
1,500,000	Series 13, Class ER, 5.994% (3-Month USD Libor+495 basis points), 1/16/2028[3,4,8]	1,447,797
	LCM LP
750,000	Series 18A, Class DR, 3.863% (3-Month USD Libor+280 basis points), 4/20/2031[3,4,8]	678,039
	Madison Park Funding Ltd.
825,000	Series 2015-19A, Class CR, 3.286% (3-Month USD Libor+215 basis points), 1/22/2028[3,4,8]	779,879
1,825,000	Series 2015-19A, Class DR, 5.486% (3-Month USD Libor+435 basis points), 1/22/2028[3,4,8]	1,688,446
1,800,000	Series 2019-33A, Class AR, 2.136% (3-Month Term SOFR+129 basis points), 10/15/2032[3,4,8]	1,761,067
	Magnetite Ltd.
1,250,000	Series 2015-16A, Class DR, 3.194% (3-Month USD Libor+215 basis points), 1/18/2028[3,4,8]	1,195,888
1,500,000	Series 2014-8A, Class ER2, 6.694% (3-Month USD Libor+565 basis points), 4/15/2031[3,4,8]	1,338,570
1,000,000	Series 2019-22A, Class ER, 7.394% (3-Month USD Libor+635 basis points), 4/15/2031[3,4,8]	886,277

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Mariner CLO LLC
3,050,000	Series 2016-3A, Class BR2, 2.684% (3-Month USD Libor+150 basis points), 7/23/2029[3,4,8]	$2,959,858
2,000,000	Series 2016-3A, Class DR2, 4.084% (3-Month USD Libor+290 basis points), 7/23/2029[3,4,8]	1,865,118
	Mercedes-Benz Auto Lease Trust
2,920,901	Series 2021-B, Class A2, 0.220%, 1/16/2024[3]	2,905,461
	Mercedes-Benz Auto Receivables Trust
6,550,000	Series 2019-1, Class A4, 2.040%, 1/15/2026[3]	6,484,782
	MFA Trust
7,676,943	Series 2022-NQM2, Class A1, 4.000%, 5/25/2067[3,8,10]	7,479,791
	Milos CLO Ltd.
2,500,000	Series 2017-1A, Class AR, 2.133% (3-Month USD Libor+107 basis points), 10/20/2030[3,4,8]	2,462,500
	MMAF Equipment Finance LLC
424,592	Series 2020-BA, Class A2, 0.380%, 8/14/2023[3,8]	422,094
1,369,663	Series 2020-A, Class A2, 0.740%, 4/9/2024[3,8]	1,352,702
7,500,000	Series 2022-A, Class A2, 2.770%, 2/13/2025[3,8]	7,401,285
	Morgan Stanley Eaton Vance CLO Ltd.
2,500,000	Series 2022-16A, Class E, 7.638% (3-Month Term SOFR+685 basis points), 4/15/2035[3,4,8]	2,261,705
	Mountain View CLO Ltd.
500,000	Series 2015-10A, Class CR, 2.871% (3-Month USD Libor+185 basis points), 10/13/2027[3,4,8]	488,391
1,250,000	Series 2015-9A, Class CR, 4.164% (3-Month USD Libor+312 basis points), 7/15/2031[3,4,8]	1,087,500
1,175,000	Series 2019-2A, Class D, 5.414% (3-Month USD Libor+437 basis points), 1/15/2033[3,4,8]	1,153,436
1,500,000	Series 2019-1A, Class DR, 4.984% (3-Month USD Libor+394 basis points), 10/15/2034[3,4,8]	1,426,836
	Neuberger Berman Loan Advisers CLO Ltd.
2,250,000	Series 2018-27A, Class D, 3.644% (3-Month USD Libor+260 basis points), 1/15/2030[3,4,8]	2,102,243
1,000,000	Series 2020-36A, Class ER, 7.813% (3-Month USD Libor+675 basis points), 4/20/2033[3,4,8]	928,318
	Neuberger Berman Loan Advisers Euro CLO
1,000,000	Series 2021-1X, Class D, 3.000% (3-Month EUR Libor+300 basis points), 4/17/2034[3,4]	936,791
	New Mountain CLO Ltd.
2,000,000	Series CLO-1A, Class ER, 7.724% (3-Month USD Libor+668 basis points), 10/15/2034[3,4,8]	1,798,009

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	New Residential Mortgage Loan Trust
281,984	Series 2019-NQM4, Class A1, 2.492%, 9/25/2059[3,8,9]	$273,422
	Newark BSL CLO Ltd.
2,720,192	Series 2016-1A, Class A1R, 2.325% (3-Month USD Libor+110 basis points), 12/21/2029[3,4,8]	2,693,546
750,000	Series 2016-1A, Class DR, 7.475% (3-Month USD Libor+625 basis points), 12/21/2029[3,4,8]	677,378
	Nissan Auto Receivables Owner Trust
869,470	Series 2019-B, Class A3, 2.500%, 11/15/2023[3]	871,348
3,003,949	Series 2019-C, Class A3, 1.930%, 7/15/2024[3]	2,995,337
3,046,965	Series 2020-A, Class A3, 1.380%, 12/16/2024[3]	3,020,048
1,195,099	Series 2018-B, Class A4, 3.160%, 12/16/2024[3]	1,196,721
	Oak Hill Credit Partners Ltd.
2,500,000	Series 2014-10RA, Class D2R, 5.813% (3-Month USD Libor+475 basis points), 4/20/2034[3,4,8]	2,472,346
	OBX Trust
397,040	Series 2018-EXP1, Class 2A1, 2.474% (1-Month USD Libor+85 basis points), 4/25/2048[3,4,8]	395,802
656,102	Series 2020-INV1, Class A11, 2.524% (1-Month USD Libor+90 basis points), 12/25/2049[3,4,8]	636,479
5,969,479	Series 2019-EXP2, Class 2A1B, 2.524% (1-Month USD Libor+90 basis points), 6/25/2059[3,4,8]	5,851,092
2,583,676	Series 2021-NQM2, Class A1, 1.101%, 5/25/2061[3,8,9]	2,251,155
6,755,018	Series 2021-NQM4, Class A1, 1.957%, 10/25/2061[3,8,9]	5,912,518
	OCP CLO Ltd.
2,250,000	Series 2014-6A, Class BR, 3.194% (3-Month USD Libor+215 basis points), 10/17/2030[3,4,8]	2,157,706
1,000,000	Series 2017-14A, Class C, 4.078% (3-Month USD Libor+260 basis points), 11/20/2030[3,4,8]	928,604
2,000,000	Series 2017-14A, Class D, 7.278% (3-Month USD Libor+580 basis points), 11/20/2030[3,4,8]	1,784,051
500,000	Series 2020-8RA, Class D, 8.044% (3-Month USD Libor+700 basis points), 1/17/2032[3,4,8]	461,677
1,000,000	Series 2020-18A, Class ER, 7.493% (3-Month USD Libor+643 basis points), 7/20/2032[3,4,8]	880,196
1,000,000	Series 2016-12A, Class DR2, 4.061% (3-Month Term SOFR+334 basis points), 4/18/2033[3,4,8]	903,328
1,000,000	Series 2016-12A, Class ER2, 7.871% (3-Month Term SOFR+715 basis points), 4/18/2033[3,4,8]	900,249
2,000,000	Series 2021-22A, Class D, 4.163% (3-Month USD Libor+310 basis points), 12/2/2034[3,4,8]	1,854,027

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2021-22A, Class E, 7.663% (3-Month USD Libor+660 basis points), 12/2/2034[3,4,8]	$865,254
	Octagon Investment Partners Ltd.
750,000	Series 2014-1A, Class DRR, 3.886% (3-Month USD Libor+275 basis points), 1/22/2030[3,4,8]	661,287
1,000,000	Series 2019-3A, Class ER, 7.794% (3-Month USD Libor+675 basis points), 7/15/2034[3,4,8]	865,629
1,000,000	Series 2021-1A, Class E, 7.574% (3-Month USD Libor+653 basis points), 10/15/2034[3,4,8]	870,628
2,500,000	Series 2020-3A, Class AR, 2.213% (3-Month USD Libor+115 basis points), 10/20/2034[3,4,8]	2,421,262
	OHA Credit Partners Ltd.
750,000	Series 2015-11A, Class DR, 4.013% (3-Month USD Libor+295 basis points), 1/20/2032[3,4,8]	698,676
2,750,000	Series 2012-7A, Class D2R3, 5.728% (3-Month USD Libor+425 basis points), 2/20/2034[3,4,8]	2,668,295
	OSD CLO Ltd.
1,000,000	Series 2021-23A, Class D, 3.994% (3-Month USD Libor+295 basis points), 4/17/2031[3,4,8]	921,393
1,000,000	Series 2021-23A, Class E, 7.044% (3-Month USD Libor+600 basis points), 4/17/2031[3,4,8]	920,265
	OZLM Ltd.
1,500,000	Series 2014-8A, Class DRR, 7.124% (3-Month USD Libor+608 basis points), 10/17/2029[3,4,8]	1,287,402
2,000,000	Series 2014-6A, Class CS, 4.174% (3-Month USD Libor+313 basis points), 4/17/2031[3,4,8]	1,836,270
3,250,000	Series 2014-9A, Class A1A3, 2.163% (3-Month USD Libor+110 basis points), 10/20/2031[3,4,8]	3,189,536
750,000	Series 2019-23A, Class DR, 4.794% (3-Month USD Libor+375 basis points), 4/15/2034[3,4,8]	726,885
1,000,000	Series 2017-19A, Class CR, 4.874% (3-Month USD Libor+383 basis points), 1/15/2035[3,4,8]	980,084
	Post CLO Ltd.
1,250,000	Series 2021-1A, Class D, 4.344% (3-Month USD Libor+330 basis points), 10/15/2034[3,4,8]	1,191,723
4,500,000	Series 2022-1A, Class A, 2.093% (3-Month Term SOFR+138 basis points), 4/20/2035[3,4,8]	4,385,287
2,250,000	Series 2022-1A, Class E, 7.463% (3-Month Term SOFR+675 basis points), 4/20/2035[3,4,8]	2,022,363
	PPM CLO Ltd.
1,500,000	Series 2019-3A, Class ER, 7.654% (3-Month USD Libor+661 basis points), 4/17/2034[3,4,8]	1,337,798

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Recette CLO Ltd.
1,000,000	Series 2015-1A, Class FRR, 9.533% (3-Month USD Libor+847 basis points), 4/20/2034[3,4,8]	$835,102
	Regatta Funding LP
1,089,173	Series 2013-2A, Class A1R3, 1.894% (3-Month USD Libor+85 basis points), 1/15/2029[3,4,8]	1,079,921
2,500,000	Series 2013-2A, Class CR2, 4.744% (3-Month USD Libor+370 basis points), 1/15/2029[3,4,8]	2,413,103
	Regatta Funding Ltd.
1,500,000	Series 2016-1A, Class DR2, 4.163% (3-Month USD Libor+310 basis points), 4/20/2034[3,4,8]	1,400,053
1,500,000	Series 2016-1A, Class ER2, 8.496% (3-Month USD Libor+640 basis points), 6/20/2034[3,4,8]	1,315,770
	Rockford Tower CLO Ltd.
1,750,000	Series 2020-1A, Class E, 7.963% (3-Month USD Libor+690 basis points), 1/20/2032[3,4,8]	1,653,776
750,000	Series 2021-2A, Class E, 7.463% (3-Month USD Libor+640 basis points), 7/20/2034[3,4,8]	649,713
1,375,000	Series 2021-3A, Class E, 7.783% (3-Month USD Libor+672 basis points), 10/20/2034[3,4,8]	1,211,235
	Shackleton CLO Ltd.
2,500,000	Series 2013-4RA, Class C, 3.891% (3-Month USD Libor+287 basis points), 4/13/2031[3,4,8]	2,226,315
	Sound Point CLO Ltd.
500,000	Series 2016-3A, Class E, 7.834% (3-Month USD Libor+665 basis points), 1/23/2029[3,4,8]	452,510
2,000,000	Series 2019-1A, Class DR, 4.563% (3-Month USD Libor+350 basis points), 1/20/2032[3,4,8]	1,865,342
1,500,000	Series 2019-3A, Class DR, 4.684% (3-Month USD Libor+350 basis points), 10/25/2034[3,4,8]	1,353,761
	STAR Trust
1,190,539	Series 2021-1, Class A1, 1.219%, 5/25/2065[3,8,9]	1,123,746
	Starwood Mortgage Residential Trust
6,830,954	Series 2021-5, Class A1, 1.920%, 9/25/2066[3,8,9]	6,234,659
4,470,600	Series 2022-1, Class A1, 2.447%, 12/25/2066[3,8,9]	4,176,337
	Stratus CLO Ltd.
2,000,000	Series 2021-1A, Class B, 1.491% (3-Month USD Libor+140 basis points), 12/29/2029[3,4,8]	1,919,998
1,000,000	Series 2021-1A, Class C, 1.841% (3-Month USD Libor+175 basis points), 12/29/2029[3,4,8]	960,327

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Symphony CLO Ltd.
1,740,000	Series 2014-14A, Class E, 5.638% (3-Month USD Libor+460 basis points), 7/14/2026[3,4,8]	$1,676,223
750,000	Series 2016-17A, Class ER, 6.594% (3-Month USD Libor+555 basis points), 4/15/2028[3,4,8]	706,963
1,750,000	Series 2018-20A, Class DR, 4.794% (3-Month USD Libor+375 basis points), 1/16/2032[3,4,8]	1,709,449
	Symphony Static CLO I Ltd.
2,500,000	Series 2021-1A, Class E1, 6.534% (3-Month USD Libor+535 basis points), 10/25/2029[3,4,8]	2,355,371
	TCI-Symphony CLO Ltd.
1,064,000	Series 2017-1A, Class E, 7.494% (3-Month USD Libor+645 basis points), 7/15/2030[3,4,8]	973,671
3,500,000	Series 2016-1A, Class AR2, 2.041% (3-Month USD Libor+102 basis points), 10/13/2032[3,4,8]	3,423,862
	Tesla Auto Lease Trust
2,222,644	Series 2021-A, Class A2, 0.360%, 3/20/2025[3,8]	2,188,416
2,206,386	Series 2021-B, Class A2, 0.360%, 9/22/2025[3,8]	2,150,149
	THL Credit Wind River CLO Ltd.
1,000,000	Series 2013-2A, Class DR, 3.994% (3-Month USD Libor+295 basis points), 10/18/2030[3,4,8]	917,657
	TICP CLO Ltd.
1,850,000	Series 2018-IA, Class D, 6.984% (3-Month USD Libor+577 basis points), 4/26/2028[3,4,8]	1,636,780
1,500,000	Series 2016-5A, Class ER, 6.794% (3-Month USD Libor+575 basis points), 7/17/2031[3,4,8]	1,298,782
	Toyota Auto Receivables Owner Trust
1,319,139	Series 2021-B, Class A2, 0.140%, 1/16/2024[3]	1,313,039
2,531,580	Series 2021-D, Class A2, 0.310%, 8/15/2024[3]	2,501,034
4,406,304	Series 2020-B, Class A3, 1.360%, 8/15/2024[3]	4,374,693
	Toyota Lease Owner Trust
1,660,316	Series 2021-A, Class A2, 0.270%, 9/20/2023[3,8]	1,651,714
	Visio Trust
1,596,073	Series 2020-1, Class A1, 1.545%, 8/25/2055[3,8,9]	1,533,311
	Voya CLO Ltd.
2,519,991	Series 2015-1A, Class A1R, 1.944% (3-Month USD Libor+90 basis points), 1/18/2029[3,4,8]	2,485,414
2,000,000	Series 2015-1A, Class CR, 3.394% (3-Month USD Libor+235 basis points), 1/18/2029[3,4,8]	1,833,047
1,250,000	Series 2017-1A, Class C, 4.374% (3-Month USD Libor+333 basis points), 4/17/2030[3,4,8]	1,154,753

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,750,000	Series 2017-2A, Class A1R, 2.024% (3-Month USD Libor+98 basis points), 6/7/2030[3,4,8]	$1,725,708
1,000,000	Series 2013-1A, Class CR, 3.994% (3-Month USD Libor+295 basis points), 10/15/2030[3,4,8]	912,453
2,000,000	Series 2013-2A, Class CR, 3.934% (3-Month USD Libor+275 basis points), 4/25/2031[3,4,8]	1,798,847
2,000,000	Series 2016-3A, Class CR, 4.294% (3-Month USD Libor+325 basis points), 10/18/2031[3,4,8]	1,833,232
2,000,000	Series 2020-2A, Class ER, 7.444% (3-Month USD Libor+640 basis points), 7/19/2034[3,4,8]	1,767,319
1,000,000	Series 2019-4A, Class ER, 7.754% (3-Month USD Libor+671 basis points), 1/15/2035[3,4,8]	861,114
1,500,000	Series 2022-1A, Class E, 8.352% (3-Month Term SOFR+747 basis points), 4/20/2035[3,4,8]	1,407,606
	Wellfleet CLO Ltd.
750,000	Series 2015-1A, Class DR4, 4.563% (3-Month USD Libor+350 basis points), 7/20/2029[3,4,8]	725,867
	Wellman Park CLO Ltd.
4,500,000	Series 2021-1A, Class A, 2.144% (3-Month USD Libor+110 basis points), 7/15/2034[3,4,8]	4,371,235
	Wind River CLO Ltd.
2,750,000	Series 2013-1A, Class A1RR, 2.043% (3-Month USD Libor+98 basis points), 7/20/2030[3,4,8]	2,715,839
	World Omni Auto Receivables Trust
765,557	Series 2020-A, Class A3, 1.700%, 1/17/2023[3]	765,130
5,145,000	Series 2020-B, Class A3, 0.450%, 2/15/2024[3]	5,065,592
5,028,324	Series 2021-C, Class A2, 0.220%, 9/16/2024[3]	4,993,724
3,234,192	Series 2020-A, Class A3, 1.100%, 4/15/2025[3]	3,201,565
2,961,396	Series 2020-B, Class A3, 0.630%, 5/15/2025[3]	2,915,468
	World Omni Select Auto Trust
2,422,523	Series 2021-A, Class A2, 0.290%, 2/18/2025[3]	2,406,152
	TOTAL ASSET-BACKED SECURITIES
	(Cost $545,036,215)	523,640,933
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
	Alen Mortgage Trust
2,645,000	Series 2021-ACEN, Class A, 2.474% (1-Month USD Libor+115 basis points), 4/15/2034[4,8]	2,544,979
	BBCMS Mortgage Trust
2,550,000	Series 2019-BWAY, Class A, 2.280% (1-Month USD Libor+95.6 basis points), 11/15/2034[4,8]	2,458,169

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
2,000,000	Series 2019-BWAY, Class D, 3.484% (1-Month USD Libor+216 basis points), 11/15/2034[4,8]	$1,901,248
2,048,000	Series 2018-TALL, Class A, 2.046% (1-Month USD Libor+72.2 basis points), 3/15/2037[4,8]	1,956,184
1,000,000	Series 2018-TALL, Class B, 2.295% (1-Month USD Libor+97.1 basis points), 3/15/2037[4,8]	938,651
2,650,000	Series 2020-BID, Class A, 3.464% (1-Month USD Libor+214 basis points), 10/15/2037[4,8]	2,619,575
	BFLD Trust
3,025,000	Series 2021-FPM, Class A, 2.924% (1-Month USD Libor+160 basis points), 6/15/2038[3,4,8]	2,924,361
	BPR Trust
3,000,000	Series 2022-OANA, Class A, 3.177% (1-Month Term SOFR+189.8 basis points), 4/15/2037[4,8]	2,946,168
2,935,036	Series 2021-WILL, Class A, 3.074% (1-Month USD Libor+175 basis points), 6/15/2038[4,8]	2,854,596
1,000,000	Series 2021-WILL, Class B, 4.324% (1-Month USD Libor+300 basis points), 6/15/2038[4,8]	972,740
	BX Commercial Mortgage Trust
3,660,000	Series 2019-IMC, Class A, 2.324% (1-Month USD Libor+100 basis points), 4/15/2034[4,8]	3,571,498
	Citigroup Commercial Mortgage Trust
1,200,000	Series 2018-TBR, Class A, 2.154% (1-Month USD Libor+83 basis points), 12/15/2036[3,4,8]	1,168,080
750,000	Series 2018-TBR, Class B, 2.474% (1-Month USD Libor+115 basis points), 12/15/2036[3,4,8]	722,740
	COLT Mortgage Loan Trust
171,547	Series 2020-2, Class A1, 1.853%, 3/25/2065[3,8,9]	169,514
	COMM Mortgage Trust
2,500,000	Series 2018-HCLV, Class A, 2.324% (1-Month USD Libor+100 basis points), 9/15/2033[3,4,8]	2,379,287
	CORE Mortgage Trust
205,813	Series 2019-CORE, Class B, 2.424% (1-Month USD Libor+110 basis points), 12/15/2031[4,8]	200,973
	CSMC
1,225,000	Series 2020-TMIC, Class A, 4.324% (1-Month USD Libor+300 basis points), 12/15/2035[4,8]	1,211,825
750,000	Series 2020-FACT, Class B, 3.324% (1-Month USD Libor+200 basis points), 10/15/2037[4,8]	723,023
	DBUBS Mortgage Trust
2,841,188	Series 2011-LC3A, Class PM1, 4.452%, 5/10/2044[3,8]	2,836,298
	Fannie Mae Grantor Trust
794,600	Series 2004-T5, Class AB4, 1.546%, 5/28/2035[3,9]	724,617

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	Great Wolf Trust
2,500,000	Series 2019-WOLF, Class B, 2.658% (1-Month USD Libor+133.4 basis points), 12/15/2036[4,8]	$2,415,945
1,250,000	Series 2019-WOLF, Class C, 2.957% (1-Month USD Libor+163.3 basis points), 12/15/2036[4,8]	1,205,081
	GS Mortgage Securities Corp. II
2,615,000	Series 2012-BWTR, Class A, 2.954%, 11/5/2034[3,8]	2,595,186
	Hilton Orlando Trust
2,983,000	Series 2018-ORL, Class A, 2.244% (1-Month USD Libor+92 basis points), 12/15/2034[4,8]	2,911,444
1,055,000	Series 2018-ORL, Class B, 2.524% (1-Month USD Libor+120 basis points), 12/15/2034[4,8]	1,016,860
	Mellon Residential Funding
35,970	Series 1999-TBC3, Class A2, 2.610%, 10/20/2029[3,9]	35,022
	MTK Mortgage Trust
2,500,000	Series 2021-GRNY, Class A, 3.074% (1-Month USD Libor+175 basis points), 12/15/2038[4,8]	2,492,725
	NYO Commercial Mortgage Trust
5,400,000	Series 2021-1290, Class A, 2.419% (1-Month USD Libor+109.5 basis points), 11/15/2038[4,8]	5,174,604
	Taubman Centers Commercial Mortgage Trust
2,500,000	Series 2022-DPM, Class A, 3.465% (1-Month Term SOFR+218.6 basis points), 5/15/2037[4,8]	2,438,997
	UBS-Barclays Commercial Mortgage Trust
500,000	Series 2012-C4, Class B, 3.718%, 12/10/2045[3,8,9]	496,984
	Verus Securitization Trust
2,957,000	Series 2022-5, Class A1, 3.800%, 4/25/2067[3,8,10]	2,863,083
	VMC Finance LLC
1,474,874	Series 2021-HT1, Class A, 3.262% (1-Month USD Libor+165 basis points), 1/18/2037[3,4,8]	1,468,101
	West Town Mall Trust
1,912,229	Series 2017-KNOX, Class A, 3.823%, 7/5/2030[8]	1,911,136
	Worldwide Plaza Trust
1,575,000	Series 2017-WWP, Class F, 3.715%, 11/10/2036[8,9]	1,214,320
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $65,657,737)	64,064,014
	CORPORATE — 22.2%
	BASIC MATERIALS — 1.8%
	Alcoa Nederland Holding B.V.
1,500,000	6.125%, 5/15/2028[3,5,8]	1,461,502
	Anglo American Capital PLC
3,100,000	5.625%, 4/1/2030[3,5,8]	3,125,054

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	BASIC MATERIALS (Continued)
	DuPont de Nemours, Inc.
2,750,000	2.521% (3-Month USD Libor+111 basis points), 11/15/2023[4]	$2,763,692
1,640,000	4.205%, 11/15/2023[3]	1,651,024
	Georgia-Pacific LLC
3,540,000	0.625%, 5/15/2024[8]	3,329,264
	LYB International Finance III LLC
3,000,000	1.250%, 10/1/2025[3]	2,717,988
	Methanex Corp.
1,740,000	5.125%, 10/15/2027[3,5]	1,538,482
	SCIL IV LLC / SCIL USA Holdings LLC
1,643,000	4.375% (3-Month EUR Libor+437.5 basis points), 11/1/2026[3,4]	1,584,973
		18,171,979
	COMMUNICATIONS — 2.3%
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,050,000	4.750%, 3/1/2030[3,8]	901,231
	Discovery Communications LLC
2,690,000	3.900%, 11/15/2024[3]	2,648,991
	Fox Corp.
4,053,000	4.030%, 1/25/2024[3]	4,056,713
	Juniper Networks, Inc.
5,095,000	2.000%, 12/10/2030[3]	4,003,569
	Match Group, Inc.
1,659,000	4.625%, 6/1/2028[3,8]	1,506,803
	Nexstar Media, Inc.
1,520,000	5.625%, 7/15/2027[3,8]	1,390,192
	T-Mobile USA, Inc.
1,175,000	4.750%, 2/1/2028[3]	1,141,278
3,735,000	3.375%, 4/15/2029[3]	3,278,975
	United Group B.V.
750,000	3.625%, 2/15/2028[3]	586,506
	Verizon Communications, Inc.
3,975,000	2.254% (SOFR Index+79 basis points), 3/20/2026[4]	3,911,285
		23,425,543
	CONSUMER, CYCLICAL — 2.1%
	7-Eleven, Inc.
2,936,000	0.800%, 2/10/2024[3,8]	2,784,103
615,000	0.950%, 2/10/2026[3,8]	543,625
	BMW U.S. Capital LLC
500,000	0.800%, 4/1/2024[8]	476,763

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
950,000	3.150%, 4/18/2024[3,8]	$943,200
2,180,000	1.344% (SOFR Index+38 basis points), 8/12/2024[4,8]	2,150,555
	Daimler Finance North America LLC
700,000	2.550%, 8/15/2022[8]	700,209
	Ford Motor Credit Co. LLC
520,000	2.300%, 2/10/2025[3]	468,049
1,000,000	4.950%, 5/28/2027[3]	931,040
	General Motors Financial Co., Inc.
2,000,000	1.250%, 1/8/2026[3]	1,764,340
3,000,000	2.350%, 1/8/2031[3]	2,328,858
	International Game Technology PLC
720,000	6.500%, 2/15/2025[3,5,8]	717,732
770,000	5.250%, 1/15/2029[3,5,8]	698,840
	KB Home
445,000	7.250%, 7/15/2030[3]	422,210
	Macy's Retail Holdings LLC
80,000	5.875%, 3/15/2030[3,8]	67,264
	PACCAR Financial Corp.
110,000	2.650%, 4/6/2023	109,571
	Sally Holdings LLC / Sally Capital, Inc.
1,000,000	5.625%, 12/1/2025[3]	940,590
	Starbucks Corp.
240,000	1.391% (SOFR Index+42 basis points), 2/14/2024[3,4]	238,623
	Vail Resorts, Inc.
1,000,000	6.250%, 5/15/2025[3,8]	1,000,470
	Volkswagen Group of America Finance LLC
2,045,000	2.700%, 9/26/2022[8]	2,041,982
300,000	0.750%, 11/23/2022[8]	297,634
300,000	0.875%, 11/22/2023[8]	287,660
	ZF Finance GmbH
1,000,000	3.000%, 9/21/2025[3]	922,888
800,000	2.000%, 5/6/2027[3]	648,619
		21,484,825
	CONSUMER, NON-CYCLICAL — 3.5%
	AbbVie, Inc.
1,350,000	3.250%, 10/1/2022[3]	1,350,000
2,872,000	2.300%, 11/21/2022	2,866,891

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
	Amgen, Inc.
2,500,000	2.200%, 2/21/2027[3]	$2,297,577
	Campbell Soup Co.
2,600,000	3.300%, 3/19/2025[3]	2,563,317
	Equifax, Inc.
4,275,000	2.600%, 12/15/2025[3]	4,035,143
	Heineken N.V.
1,900,000	2.750%, 4/1/2023[5,8]	1,888,254
	House of Finance N.V.
1,500,000	4.375%, 7/15/2026[3]	1,530,528
	Humana, Inc.
1,985,000	4.500%, 4/1/2025[3]	2,001,339
	IQVIA, Inc.
1,000,000	2.250%, 3/15/2029[3]	833,656
	Jazz Securities DAC
1,950,000	4.375%, 1/15/2029[3,5,8]	1,738,331
	Mondelez International Holdings Netherlands B.V.
1,720,000	1.250%, 9/24/2026[3,5,8]	1,530,368
	Organon & Co / Organon Foreign Debt Co-Issuer
450,000	4.125%, 4/30/2028[3,8]	399,926
	PepsiCo, Inc.
4,000,000	2.750%, 3/1/2023	4,002,624
	Pernod Ricard S.A.
5,097,000	3.250%, 6/8/2026[3,5,8]	4,966,191
	Prestige Brands, Inc.
760,000	5.125%, 1/15/2028[3,8]	708,065
	Royalty Pharma PLC
2,000,000	1.200%, 9/2/2025[3,5]	1,785,124
	U.S. Foods, Inc.
1,640,000	6.250%, 4/15/2025[3,8]	1,639,483
		36,136,817
	ENERGY — 1.4%
	Buckeye Partners LP
380,000	4.150%, 7/1/2023[3]	372,404
	Cheniere Energy, Inc.
1,545,000	4.625%, 10/15/2028[3]	1,396,348
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
790,000	6.000%, 2/1/2029[3,8]	690,732
	Enbridge, Inc.
5,000,000	1.601% (SOFR Index+63 basis points), 2/16/2024[4,5]	4,940,550

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
	Energy Transfer LP
1,694,000	4.900%, 2/1/2024[3]	$1,704,850
	EnLink Midstream Partners LP
560,000	4.150%, 6/1/2025[3]	522,368
	Kinder Morgan Energy Partners LP
5,000,000	4.250%, 9/1/2024[3]	5,006,335
		14,633,587
	FINANCIAL — 2.8%
	American Express Co.
2,000,000	3.625%, 12/5/2024[3]	1,989,974
	American Tower Corp.
4,000,000	3.375%, 5/15/2024[3]	3,944,296
3,100,000	2.300%, 9/15/2031[3]	2,458,781
	Aon Global Ltd.
2,750,000	3.500%, 6/14/2024[3,5]	2,735,128
	Bank of America Corp.
2,400,000	1.624% (SOFR Rate+73 basis points), 10/24/2024[3,4]	2,377,949
	Blackstone Mortgage Trust, Inc.
723,000	3.750%, 1/15/2027[3,8]	590,152
	Charles Schwab Corp.
2,750,000	1.487% (SOFR Index+52 basis points), 5/13/2026[3,4]	2,677,125
	Compass Group Diversified Holdings LLC
215,000	5.250%, 4/15/2029[3,8]	177,838
	Morgan Stanley Domestic Holdings, Inc.
3,000,000	2.950%, 8/24/2022[3]	3,000,897
	Royal Bank of Canada
4,119,000	1.272% (SOFR Index+45 basis points), 10/26/2023[4,5]	4,091,518
	Simon Property Group LP
250,000	1.157% (SOFR Index+43 basis points), 1/11/2024[3,4]	246,570
	Toronto-Dominion Bank
1,100,000	1.549% (SOFR Rate+35 basis points), 9/10/2024[4,5]	1,081,392
	VICI Properties LP / VICI Note Co., Inc.
2,915,000	3.500%, 2/15/2025[3,8]	2,731,189
		28,102,809
	INDUSTRIAL — 2.5%
	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
500,000	2.125%, 8/15/2026[3]	426,362
	BAE Systems Holdings, Inc.
1,000,000	3.800%, 10/7/2024[8]	990,884

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
	Ball Corp.
975,000	4.875%, 3/15/2026[3]	$960,887
	Brambles USA, Inc.
4,600,000	4.125%, 10/23/2025[3,8]	4,565,735
	Builders FirstSource, Inc.
480,000	6.375%, 6/15/2032[3,8]	429,444
	Cellnex Finance Co., S.A.
1,100,000	1.000%, 9/15/2027[3]	914,434
	GFL Environmental, Inc.
1,020,000	5.125%, 12/15/2026[3,5,8]	977,160
	Graphic Packaging International LLC
5,185,000	0.821%, 4/15/2024[3,8]	4,881,174
	L3Harris Technologies, Inc.
1,500,000	2.438% (3-Month USD Libor+75 basis points), 3/10/2023[4]	1,500,073
1,201,000	3.950%, 5/28/2024[3]	1,207,369
	Republic Services, Inc.
580,000	0.875%, 11/15/2025[3]	525,674
	Schneider Electric S.E.
4,965,000	2.950%, 9/27/2022[5,8]	4,964,613
	Standard Industries, Inc.
1,250,000	2.250%, 11/21/2026[3]	1,028,812
	Summit Materials LLC / Summit Materials Finance Corp.
562,000	6.500%, 3/15/2027[3,8]	542,974
	WESCO Distribution, Inc.
135,000	7.125%, 6/15/2025[3,8]	134,983
1,410,000	7.250%, 6/15/2028[3,8]	1,397,902
		25,448,480
	TECHNOLOGY — 3.1%
	Cadence Design Systems, Inc.
2,720,000	4.375%, 10/15/2024[3]	2,746,490
	Citrix Systems, Inc.
2,500,000	1.250%, 3/1/2026[3]	2,421,870
	Dell International LLC / EMC Corp.
5,350,000	6.200%, 7/15/2030[3]	5,573,753
	Entegris, Inc.
1,505,000	4.375%, 4/15/2028[3,8]	1,330,014
	Fiserv, Inc.
4,750,000	3.850%, 6/1/2025[3]	4,706,694
525,000	3.200%, 7/1/2026[3]	498,108

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
	Hewlett Packard Enterprise Co.
4,500,000	4.450%, 10/2/2023[3]	$4,547,826
	Infor, Inc.
270,000	1.450%, 7/15/2023[3,8]	262,802
	Leidos, Inc.
1,557,000	3.625%, 5/15/2025[3]	1,525,869
	Marvell Technology, Inc.
5,000,000	4.200%, 6/22/2023[3]	4,994,355
	NXP B.V. / NXP Funding LLC
2,300,000	5.550%, 12/1/2028[3,5]	2,334,976
	Western Digital Corp.
1,075,000	4.750%, 2/15/2026[3]	1,028,834
		31,971,591
	UTILITIES — 2.7%
	AES Corp.
2,470,000	1.375%, 1/15/2026[3]	2,181,284
	American Electric Power Co., Inc.
445,000	2.031%, 3/15/2024	430,777
	Avangrid, Inc.
3,500,000	3.150%, 12/1/2024[3]	3,421,390
	CenterPoint Energy, Inc.
5,120,000	1.450%, 6/1/2026[3]	4,614,866
	Clearway Energy Operating LLC
1,500,000	4.750%, 3/15/2028[3,8]	1,352,021
	Duke Energy Corp.
4,500,000	1.450% (SOFR Rate+25 basis points), 6/10/2023[4]	4,463,523
	Georgia Power Co.
2,412,000	2.200%, 9/15/2024[3]	2,330,474
1,817,000	3.250%, 4/1/2026[3]	1,767,023
	NextEra Energy Capital Holdings, Inc.
1,250,000	1.284% (SOFR Index+40 basis points), 11/3/2023[3,4]	1,232,296
250,000	4.200%, 6/20/2024	251,359
	NextEra Energy Operating Partners LP
270,000	4.250%, 7/15/2024[3,8]	258,741
1,565,000	4.500%, 9/15/2027[3,8]	1,452,211
	NiSource, Inc.
2,000,000	0.950%, 8/15/2025[3]	1,799,324
	Southern Co.
2,000,000	1.880% (SOFR Rate+37 basis points), 5/10/2023[3,4]	1,984,926

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2022

Principal
Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
	Southern Power Co.
250,000	0.900%, 1/15/2026[3]	$223,580
		27,763,795
	TOTAL CORPORATE
	(Cost $236,279,675)	227,139,426
	U.S. GOVERNMENT — 4.4%
	United States Treasury Bill
15,000,000	0.588%, 7/7/2022	14,998,140
10,000,000	0.532%, 7/14/2022	9,996,170
10,000,000	0.628%, 7/21/2022	9,994,390
10,600,000	1.557%, 9/15/2022	10,564,755
	TOTAL U.S. GOVERNMENT
	(Cost $45,558,957)	45,553,455
	TOTAL BONDS
	(Cost $892,532,584)	860,397,828

Number
of Shares
	SHORT-TERM INVESTMENTS — 3.9%
39,604,691	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 1.22%[11,12]	39,604,691
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $39,604,691)	39,604,691
	TOTAL INVESTMENTS — 98.8%
	(Cost $1,049,027,037)	1,012,515,299
	Other Assets in Excess of Liabilities — 1.2%
		12,770,070
	TOTAL NET ASSETS — 100.0%	$1,025,285,369

Principal
Amount
	SECURITIES SOLD SHORT — (6.7)%
	BONDS — (6.7)%
	U.S. GOVERNMENT — (6.7)%
	United States Treasury Note
$(5,000,000)	1.500%, 2/15/2025	(4,806,445)
(25,050,000)	0.250%, 7/31/2025	(23,003,440)
(32,500,000)	0.750%, 5/31/2026	(29,740,035)

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2022

Principal
Amount		Value
	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	U.S. GOVERNMENT (Continued)
$(2,550,000)	1.375%, 10/31/2028	$(2,299,483)
(820,000)	1.625%, 5/15/2031	(732,875)
(8,953,000)	1.875%, 2/15/2032	(8,112,260)
	TOTAL U.S. GOVERNMENT
	(Proceeds $70,141,788)	(68,694,538)
	TOTAL BONDS
	(Proceeds $70,141,788)	(68,694,538)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $70,141,788)	$(68,694,538)

[1]	Local currency.

[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[3]	Callable.

[4]	Floating rate security.

[5]	Foreign security denominated in U.S. Dollars.

[6]	All or a portion of the loan is unfunded.

[7]	Denotes investments purchased on a when-issued or delayed delivery basis.

[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $519,710,514 which represents 50.69% of total net assets of the Fund.

[9]	Variable rate security.

[10]	Step rate security.

[11]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $7,482,368, which represents 0.73% of total net assets of the Fund.

[12]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
(40)	U.S. 3 Year Treasury Note	Sep 2022	$(8,545,997)	$(8,637,500)	$(91,503)
(50)	U.S. 5 Year Treasury Note	Sep 2022	(5,530,469)	(5,612,500)	(82,031)
(50)	U.S. 10 Year Treasury Note	Sep 2022	(5,820,313)	(5,926,563)	(106,250)
TOTAL FUTURES CONTRACTS			$(19,896,779)	$(20,176,563)	$(279,784)

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Rating(a) (S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate/ Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
Markit CDX NA High Yield CDSI Series 37 Index	B+	Receive	5%/Quarterly	12/20/26	$41,000,000	$2,874,700	$(2,183,614)	$691,086
Markit CDX NA Investment Grade CDSI Series 37 Index	BBB-	Receive	1%/Quarterly	12/20/26	10,000,000	(1,409,750)	(54,806)	(1,464,556)
Markit CMBX Investment Grade CDSI Series 6 Index	BBB-	Receive	3%/Quarterly	5/11/63	1,797,685	(433,692)	22,651	(411,041)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$1,031,258	$(2,215,769)	$(1,184,511)

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at June 30, 2022.
(b)	If Palmer Square Income Plus Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Income Plus Fund is receiving a fixed rate, Palmer Square Income Plus Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At June 30, 2022	Unrealized Appreciation (Depreciation)
Euro	JP Morgan	EUR per USD	(20,650,000)	$(22,570,156)	$(21,907,645)	$662,511
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(22,570,156)	$(21,907,645)	$662,511

EUR – Euro

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of June 30, 2022

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	51.1%
Corporate	22.2%
Commercial Mortgage-Backed Securities	6.2%
U.S. Government	4.4%
Total Bonds	83.9%
Bank Loans	11.0%
Short-Term Investments	3.9%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022

Assets:
Investments, at value (cost $1,049,027,037)	$1,012,515,299
Foreign currency, at value (cost $624,049)	612,675
Cash held by broker for futures contracts	2,505,002
Cash held by broker for securities sold short and swap contracts	70,418,724
Segregated cash held by custodian for benefit of brokers for securities sold short and swap contracts	5,320,000
Receivables:
Premiums paid on open swap contracts	2,874,700
Unrealized appreciation on open swap contracts	22,651
Unrealized appreciation on forward foreign currency exchange contracts	662,511
Investment securities sold	38,902,888
Fund shares sold	462,342
Interest	5,403,136
Prepaid expenses	29,003
Total assets	1,139,728,931

Liabilities:
Securities sold short, at value (proceeds $70,141,788)	68,694,538
Payables:
Premiums received on open swap contracts	1,843,442
Unrealized depreciation on open swap contracts	2,238,420
Variation margin on futures contracts	279,784
Due to custodian	505,473
Investment securities purchased	38,396,471
Fund shares redeemed	1,530,911
Advisory fees	424,586
Shareholder servicing fees (Note 6)	120,129
Fund administration and accounting fees	138,286
Transfer agent fees and expenses	7,454
Custody fees	21,319
Interest on securities sold short	145,621
Auditing fees	31,700
Trustees' deferred compensation (Note 3)	9,422
Commitment fees payable (Note 13)	7,749
Trustees' fees and expenses	2,342
Chief Compliance Officer fees	1,696
Accrued other expenses	44,219
Total liabilities	114,443,562

Net Assets	$1,025,285,369

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,073,754,670
Total accumulated earnings (deficit)	(48,469,301)
Net Assets	$1,025,285,369

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$1,025,285,369
Shares of beneficial interest issued and outstanding	106,023,442
Offering and redemption price per share	$9.67

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2022

Investment Income:
Interest	$20,632,887
Total investment income	20,632,887

Expenses:
Advisory fees	4,716,450
Shareholder servicing fees (Note 6)	896,256
Fund administration and accounting fees	750,737
Transfer agent fees and expenses	40,091
Custody fees	58,203
Interest on securities sold short	295,927
Brokerage expense	152,003
Commitment fees (Note 13)	100,054
Registration fees	84,069
Shareholder reporting fees	45,937
Auditing fees	31,700
Legal fees	19,398
Miscellaneous	13,991
Trustees' fees and expenses	13,007
Chief Compliance Officer fees	8,749
Insurance fees	6,117
Net expenses	7,232,689
Net investment income (loss)	13,400,198

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,978,814)
Futures contracts	1,933,093
Purchased options contracts	(404,083)
Securities sold short	1,421,153
Swap contracts	160,328
Foreign currency transactions	511,292
Net realized gain (loss)	642,969
Net change in unrealized appreciation (depreciation) on:
Investments	(42,084,598)
Futures contracts	(255,222)
Purchased options contracts	316,991
Securities sold short	1,090,100
Forward contracts	620,804
Swap contracts	(2,342,133)
Foreign currency transactions	15,074
Net change in unrealized appreciation (depreciation)	(42,638,984)
Net realized and unrealized gain (loss)	(41,996,015)

Net Increase (Decrease) in Net Assets from Operations	$(28,595,817)

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$13,400,198	$11,417,541
Net realized gain (loss) on investments, futures contracts, purchased option contracts, securities sold short, swap contracts, and foreign currency	642,969	15,313,419
Net change in unrealized appreciation (depreciation) on investments, futures contracts, purchased options contracts, securities sold short, swap contract, forward contracts, and foreign currency	(42,638,984)	4,239,480
Net increase (decrease) in net assets resulting from operations	(28,595,817)	30,970,440

Distributions to Shareholders:
Distributions	(12,171,104)	(10,990,460)
Return of Capital	(430,037)	-
Total distributions to shareholders	(12,601,141)	(10,990,460)

Capital Transactions:
Net proceeds from shares sold	539,751,063	395,909,050
Reinvestment of distributions	11,232,107	9,289,799
Cost of shares redeemed	(340,744,720)	(194,282,012)
Net increase (decrease) in net assets from capital transactions	210,238,450	210,916,837
Total increase (decrease) in net assets	169,041,492	230,896,817

Net Assets:
Beginning of period	856,243,877	625,347,060
End of period	$1,025,285,369	$856,243,877

Capital Share Transactions:
Shares sold	54,064,445	39,446,536
Shares reinvested	1,133,352	928,634
Shares redeemed	(34,248,022)	(19,413,625)
Net increase (decrease) in capital share transactions	20,949,775	20,961,545

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended			For the Period February 1, 2019	For the Year Ended
	June 30,			through	January 31,
	2022	2021	2020	June 30, 2019*	2019	2018
Net asset value, beginning of period	$10.06	$9.75	$9.87	$9.83	$9.90	$9.81
Income from Investment Operations:
Net investment income (loss)[1,2]	0.14	0.16	0.28	0.14	0.29	0.27
Net realized and unrealized gain (loss)	(0.40)	0.30	(0.13)	0.06	(0.08)	0.07
Total from investment operations	(0.26)	0.46	0.15	0.20	0.21	0.34

Less Distributions:
From net investment income	(0.13)	(0.15)	(0.27)	(0.16)	(0.28)	(0.25)
From return of capital	– [3]	–	–	–	–	–
Total distributions	(0.13)	(0.15)	(0.27)	(0.16)	(0.28)	(0.25)

Redemption fee proceeds[1]	–	–	–	–	–	– [3]

Net asset value, end of period	$9.67	$10.06	$9.75	$9.87	$9.83	$9.90

Total return[4]	(2.63)%	4.75%	1.64%	2.01%[7]	2.11%	3.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,025,285	$856,244	$625,347	$582,734	$544,830	$458,328

Ratio of expenses to average net assets (including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[5,6]	0.75%	0.90%	0.82%	0.77%[8]	0.80%	0.81%
After fees waived and expenses absorbed/recovered[5,6]	0.75%	0.94%	0.85%	0.77%[8]	0.77%	0.76%

Ratio of net investment income (loss) to average net assets (including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[2]	1.39%	1.64%	2.86%	3.44%[8]	2.89%	2.65%
After fees waived and expenses absorbed/recovered[2]	1.39%	1.60%	2.83%	3.44%[8]	2.92%	2.70%

Portfolio turnover rate	111%	167%	147%	45%[7]	214%	361%

*	Fiscal year end changed to June 30 effective February 1, 2019.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If brokerage expense, commitment fees, and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.06%, 0.20%, and 0.10% for the fiscal years ended June 30, 2022, 2021, and 2020, respectively, 0.02% for the period ended June 30, 2019, 0.02% and 0.01% for the fiscal years ended January 31, 2019 and 2018, respectively.
[7]	Not annualized.
[8]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund (PSDSX)

June 2022

As a refresher, the investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund is invested primarily in a broad universe of credit such as fixed and floating rate investment grade corporate bond and notes, collateralized loan obligation (“CLOs”) debt, traditional asset-backed securities (“ABS”) debt, and commercial paper. We believe our portfolio presents an ultra-short duration income alternative for investors targeting potential yield, capital preservation, and low volatility.

Since inception (10/7/2016), the Fund has had a flat or positive daily performance 93.3% of the time.

Performance Overview

The Fund returned -1.23% (net of fees) for the fiscal year-ending 6/30/2022. The Fund’s current yield is 2.02% and yield to expected call* is 3.87%. Interest rate duration* is 0.46 years and spread duration* is 1.39 years.

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

	Allocation	6/30/2022 Price	Yield to Expected Call*
IG Fixed (average duration of 0.99 yrs)	19%	$98.9	3.19%
IG Corp FRN	6%	$99.0	2.77%
CLO AAA	22%	$98.8	5.17%
ABS	19%	$98.8	3.13%
Gov’t Bonds	7%	$99.8	1.33%
CLO AA	7%	$97.3	5.96%
CLO A	5%	$97.6	6.10%
RMBS	5%	$89.1	4.03%
Bank Loans	2%	$96.8	5.31%
CLO BBB	3%	$97.7	7.54%
CMBS	3%	$98.7	5.11%

Source: Palmer Square as of 6/30/2022. *Please see Notes and Disclosure for definitions.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Interest Rate Duration*	0.57 yrs	0.44 yrs	0.47 yrs	0.41 yrs	0.46 yrs
Spread Duration*	0.85 yrs	0.82 yrs	0.85 yrs	1.28 yrs	1.39 yrs
Yield to Expected Call*	0.72%	0.88%	0.93%	2.51%	3.87%
Yield to Maturity	0.93%	1.14%	1.13%	2.52%	3.88%
Current Yield	1.55%	1.63%	1.51%	1.51%	2.02%
30-day SEC Yield (net of fees)	0.28%	0.43%	0.45%	0.62%	1.49%
30-day SEC Yield (gross of fees)	0.24%	0.30%	0.24%	0.35%	1.06%
Weighted Average Price	$101.1	$100.8	$100.6	$99.5	$98.2

Source: Palmer Square. Past performance does not guarantee future results. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Summary on Attribution, Positioning and Outlook

Allocation and Gross Attribution

	6/30/2021 Allocation	9/30/2021 Allocation	12/31/2021 Allocation	3/31/2022 Allocation	6/30/2022 Allocation	7/1/2021 to 6/30/2022 Gross Attribution
CLO Debt	30%	36%	27%	34%	38%	-0.12%
IG Corp Fixed	31%	23%	29%	21%	19%	-0.59%
ABS	12%	14%	10%	18%	19%	-0.06%
Gov’t Bonds	7%	5%	12%	11%	7%	0.01%
IG Corp FRN	1%	1%	2%	5%	6%	-0.07%
RMBS	1%	1%	3%	4%	5%	-0.36%
Bank Loans	3%	4%	3%	3%	2%	0.02%
CMBS	1%	2%	2%	2%	3%	-0.01%
Commercial Paper	10%	12%	10%	1%	0%	0.00%
Cash	5%	2%	3%	0%	3%	0.00%

Please note allocation above is a % of NAV. Gross attribution does not include expenses and fees if applicable. Please see Notes and Disclosure.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

2022 Fund Outlook:

●	Solid Diversification - We believe we have solid diversification across both corporate and structured credit. The four main tools we have utilized to do this include investment grade corporate bonds, commercial paper, traditional asset-backed securities, and CLO debt.

●	Lower Spread Duration Yet Solid Yield -

»	Shorter maturity debt/low spread duration (the percentage price change of a bond’s price given a 1% change in the yield spread) of 1.39 years should keep susceptibility to spread widening* risk and volatility low (note: we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)).

»	Approximately 41% of the portfolio is typically self-liquidating within one year.

»	Focus on the top end of the credit quality spectrum.

»	Maintained a strong current yield of 2.02%.

●	Investment Grade (“IG”) Corporate Bond Allocation - The IG corporate bond exposure was reduced moderately early in the quarter, and after re-adding exposure in mid-June, ended the quarter modestly below Q1 (from 26% to 25%). The reduction in IG exposure early in the quarter was made in anticipation of a rise in short term interest rates as the Fed embarked on its rate hiking regime. 2Y Treasury yields ended the quarter at 2.95%, a 50bps increase during the period. Of the 25% allocation to IG corporate bonds, 6% is in floating rate notes (FRNs) and the remaining 19% is in fixed-rate bonds with an average rate duration of 0.70 years. In general, after screening as expensive/tight* for all of 2021 and most of 2022, we now view corporate IG as generally attractive following a significant increase in credit spreads and benchmark interest rates during the first half of 2022.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund’s CLO allocation continues to be well-positioned to offer significant yield (especially on a risk adjusted basis) vs. corporates and other areas of IG rated fixed income products. AAA-rated debt has been offering approximately 3.5% to 4.0% in current yield and over 5% yield to maturity, which is the highest it’s been in the past 10 years. Breakevens on short duration CLO AAAs are the widest we have ever seen. Given rising LIBOR/ SOFR* rates the implied 1yr coupon on short AAAs is about 4.25%. In order to just breakeven over a 1yr holding period spreads would need to widen to 500bps or more. For reference, AAAs widened out to 300-325bps during the depths of the COVID-19 crisis, and that opportunity only lasted a few days.

●	Traditional Asset-Backed Securities/Mortgage-Backed Securities (MBS) Allocation - As of quarter-end, 27% of the portfolio was allocated to ABS/MBS positions. Our primary focus in ABS/MBS securities within the strategy is to maintain low spread durations which should generate positive performance for the portfolio. Demand remained strong in the 2nd quarter for short duration securities (<2yr WAL)* as interest rates increased noticeably as the Fed continued their hawkish rhetoric. In residential mortgage-backed securities (RMBS), the increase in mortgage rates caused spread widening and base case prepay scenarios to slow meaningfully. To combat extension risk, RMBS issuers continued issuing sequential pay structures which pay off AAA note holders first. The move in rates allowed “all in yield” for ABS/MBS to become even more attractive thus we increased exposure through both primary and secondary markets while letting some shorter dated treasuries roll off.

ABS/MBS Positions	6/30/2022
Prime Autos	16%
Equipment	3%
ABS (100% AAA)	19%
Single Asset/Single Borrower	3%
CMBS (100% AAA)	3%
Non-Agency	5%
RMBS (100% AAA)	5%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS)

In summary, we believe the Fund is well-positioned and has potential to not only generate yield, but also provide investors with a low volatility alternative, which can help diversify a fixed income allocation. We believe we are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Performance Summary

Fund Performance Net of Fees as of 6/30/2022 (inception 10/7/2016)

	Q2 2022	YTD 2022	2021	2020	2019	2018	2017	YTD 2016
PSDSX	-0.74%	-1.20%	0.05%	1.59%	3.00%	1.84%	1.50%	0.26%
ICE BofA ML U.S. Treasury Bill Index	0.11%	0.14%	0.05%	0.67%	2.28%	1.88%	0.85%	0.09%

Fund Performance Net of Fees as of 6/30/2022 (inception 10/7/2016)

	1 Year	3 Years	5 Years	Since Inception Annualized
PSDSX	-1.23%	0.51%	1.19%	1.22%
ICE BofA ML U.S. Treasury Bill Index	0.17%	0.63%	1.11%	1.04%

Annual Expense Ratio: Gross 0.68%/Net 0.52%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is effective until October 31, 2022, and it may be terminated before that date only by Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which may lessen the Fund’s susceptibility to spread widening risk, (we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)), is positioned almost entirely in investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Ultra-Short Duration Investment Grade Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The BofA ML US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The Bloomberg 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. Credit Spreads are often a good barometer of economic health - widening (bearish sentiment) and narrowing/ tightening (bullish sentiment). A tight market (tight-trading) is a market characterized by narrow bid-ask spreads and abundant liquidity with frenetic trading activity. The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. The Secured Overnight Financing Rate (SOFR) is a benchmark interest rate for dollar-denominated derivatives and loans that is replacing the London interbank offered rate (LIBOR). The weighted average life (WAL) is the average length of time that each dollar of unpaid principal on a loan, a mortgage, or an amortizing bond remains outstanding.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure cont’d

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

The Palmer Square Ultra-Short Duration Investment Grade Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds. com. Please read the prospectus, or summary prospectus carefully before investing.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Ultra-Short Duration Investment Grade Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Total Returns as of June 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Ultra-Short Duration Investment Grade Fund	-1.23%	1.19%	1.22%	10/7/16
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.17%	1.11%	1.04%	10/7/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.68% and 0.52%, respectively, which were the amounts stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual fund operating expenses do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2022

Principal Amount[1]		Value
	BANK LOANS — 2.3%
246,309	Axalta Coating Systems U.S. Holdings, Inc. 4.000% (3-Month USD Libor+175 basis points), 6/1/2024[2,3,4]	$241,041
250,000	Berry Global, Inc. 3.005% (1-Month USD Libor+175 basis points), 7/1/2026[2,3,4]	242,119
250,000	Hilton Worldwide Finance LLC 3.374% (3-Month USD Libor+175 basis points), 6/21/2026[2,3,4]	240,926
246,529	Vistra Operations Co. LLC 0.000% (1-Month USD Libor+175 basis points), 12/31/2025[2,3,4]	236,667
	TOTAL BANK LOANS
	(Cost $987,628)	960,753
	BONDS — 94.7%
	ASSET-BACKED SECURITIES — 60.3%
5,239	Ally Auto Receivables Trust Series 2019-1, Class A3, 2.910%, 9/15/2023[3]	5,244
500,000	Ammc Clo 20 Ltd. Series 2017-20A, Class DR, 4.194% (3-Month USD Libor+315 basis points), 4/17/2029[3,4,5]	488,555
433,367	Ares CLO Ltd. Series 2017-42A, Class AR, 2.056% (3-Month USD Libor+92 basis points), 1/22/2028[3,4,5]	427,950
672,842	Ares XL CLO Ltd. Series 2016-40A, Class A1RR, 1.914% (3-Month USD Libor+87 basis points), 1/15/2029[3,4,5]	665,375
565,208	Barings CLO Ltd. Series 2013-IA, Class AR, 1.863% (3-Month USD Libor+80 basis points), 1/20/2028[3,4,5]	559,010
1,500,000	Series 2013-IA, Class BR, 2.313% (3-Month USD Libor+125 basis points), 1/20/2028[3,4,5]	1,458,961
	Capital One Prime Auto Receivables Trust
24,079	Series 2019-1, Class A3, 2.510%, 11/15/2023[3]	24,118
133,089	Series 2019-2, Class A3, 1.920%, 5/15/2024[3]	132,740
229,669	Series 2020-1, Class A3, 1.600%, 11/15/2024[3]	228,059
	CarMax Auto Owner Trust
1,166	Series 2020-4, Class A2, 0.310%, 1/16/2024[3]	1,165
364,506	Series 2019-3, Class A3, 2.180%, 8/15/2024[3]	363,206
293,194	Series 2019-4, Class A3, 2.020%, 11/15/2024[3]	291,655
293,315	Series 2020-1, Class A3, 1.890%, 12/16/2024[3]	291,091
400,000	Series 2021-1, Class A3, 0.340%, 12/15/2025[3]	390,009
487,619	CIFC Funding Ltd. Series 2015-3A, Class AR, 1.914% (3-Month USD Libor+87 basis points), 4/19/2029[3,4,5]	479,085

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
451,739	COLT Mortgage Loan Trust Series 2021-4, Class A1, 1.397%, 10/25/2066[3,5,6]	$393,238
	DLLST LLC
188,700	Series 2022-1A, Class A1, 1.560%, 5/22/2023[3,5]	188,137
200,000	Series 2022-1A, Class A2, 2.790%, 1/22/2024[3,5]	198,234
	Ellington Financial Mortgage Trust
269,859	Series 2021-2, Class A1, 0.931%, 6/25/2066[3,5,6]	245,176
324,611	Series 2021-3, Class A1, 1.241%, 9/25/2066[3,5,6]	286,539
645,000	Flatiron Clo 17 Ltd. Series 2017-1A, Class AR, 2.391% (3-Month USD Libor+98 basis points), 5/15/2030[3,4,5]	635,970
112,296	Ford Credit Auto Owner Trust Series 2019-C, Class A3, 1.870%, 3/15/2024[3]	112,106
482,751	Galaxy CLO Ltd. Series 2017-23A, Class AR, 2.054% (3-Month USD Libor+87 basis points), 4/24/2029[3,4,5]	477,648
	GM Financial Automobile Leasing Trust
88,678	Series 2022-1, Class A1, 0.571%, 2/21/2023[3]	88,575
303,765	Series 2021-2, Class A2, 0.220%, 7/20/2023[3]	303,009
300,000	Series 2021-2, Class A3, 0.340%, 5/20/2024[3]	294,318
300,000	Series 2021-1, Class A4, 0.330%, 2/20/2025[3]	292,520
	GM Financial Consumer Automobile Receivables Trust
588	Series 2021-1, Class A2, 0.230%, 11/16/2023[3]	587
457,825	Series 2021-4, Class A2, 0.280%, 11/18/2024[3]	452,339
221,766	Series 2020-3, Class A3, 0.450%, 4/16/2025[3]	218,038
273,919	Series 2020-4, Class A3, 0.380%, 8/18/2025[3]	268,468
500,000	Grippen Park CLO Ltd. Series 2017-1A, Class A, 2.323% (3-Month USD Libor+126 basis points), 1/20/2030[3,4,5]	495,187
650,000	Highbridge Loan Management Ltd. Series 7A-2015, Class CR, 3.111% (3-Month USD Libor+170 basis points), 3/15/2027[3,4,5]	632,922
295,672	Honda Auto Receivables Owner Trust Series 2020-2, Class A3, 0.820%, 7/15/2024[3]	292,258
192,634	HPEFS Equipment Trust Series 2021-2A, Class A2, 0.300%, 9/20/2028[3,5]	191,026
	Hyundai Auto Lease Securitization Trust
300,000	Series 2021-B, Class A3, 0.330%, 6/17/2024[3,5]	292,288
300,000	Series 2021-C, Class A3, 0.380%, 9/16/2024[3,5]	289,566
350,000	Series 2022-B, Class A2A, 2.750%, 10/15/2024[3,5]	346,803

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
245,418	Madison Park Funding Ltd. Series 2013-11A, Class AR2, 2.084% (3-Month USD Libor+90 basis points), 7/23/2029[3,4,5]	$241,982
500,000	Series 2019-33A, Class AR, 2.136% (3-Month Term SOFR+129 basis points), 10/15/2032[3,4,5]	489,185
250,000	Mariner CLO LLC Series 2016-3A, Class BR2, 2.684% (3-Month USD Libor+150 basis points), 7/23/2029[3,4,5]	242,611
	MMAF Equipment Finance LLC
301,790	Series 2020-A, Class A2, 0.740%, 4/9/2024[3,5]	298,053
350,000	Series 2022-A, Class A2, 2.770%, 2/13/2025[3,5]	345,393
494,580	Newark BSL CLO Ltd. Series 2016-1A, Class A1R, 2.325% (3-Month USD Libor+110 basis points), 12/21/2029[3,4,5]	489,736
	Nissan Auto Receivables Owner Trust
118,902	Series 2019-B, Class A3, 2.500%, 11/15/2023[3]	119,159
223,151	Series 2019-C, Class A3, 1.930%, 7/15/2024[3]	222,511
1,730,789	OCP CLO Ltd. Series 2014-7A, Class A1RR, 2.183% (3-Month USD Libor+112 basis points), 7/20/2029[3,4,5]	1,711,457
330,610	Onslow Bay Mortgage Loan Trust Series 2021-NQM4, Class A1, 1.957%, 10/25/2061[3,5,6]	289,375
500,000	Rad CLO 3 Ltd. Series 2019-3A, Class A, 2.524% (3-Month USD Libor+148 basis points), 4/15/2032[3,4,5]	494,100
500,000	Regatta Funding LP Series 2013-2A, Class CR2, 4.744% (3-Month USD Libor+370 basis points), 1/15/2029[3,4,5]	482,621
	Starwood Mortgage Residential Trust
249,913	Series 2021-5, Class A1, 1.920%, 9/25/2066[3,5,6]	228,097
299,576	Series 2022-1, Class A1, 2.447%, 12/25/2066[3,5,6]	279,858
625,000	Stratus CLO Ltd. Series 2021-1A, Class C, 1.841% (3-Month USD Libor+175 basis points), 12/29/2029[3,4,5]	600,204
1,000,000	Symphony CLO XIV Ltd. Series 2014-14A, Class CR, 3.138% (3-Month USD Libor+210 basis points), 7/14/2026[3,4,5]	987,033
500,000	Series 2014-14A, Class DR, 4.138% (3-Month USD Libor+310 basis points), 7/14/2026[3,4,5]	494,475
1,059,462	TICP CLO II-2 Ltd. Series 2018-IIA, Class A1, 1.903% (3-Month USD Libor+84 basis points), 4/20/2028[3,4,5]	1,047,357

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2018-IIA, Class A2, 2.313% (3-Month USD Libor+125 basis points), 4/20/2028[3,4,5]	$974,061
	Toyota Auto Receivables Owner Trust
506,316	Series 2021-D, Class A2, 0.310%, 8/15/2024[3]	500,207
345,141	Series 2020-B, Class A3, 1.360%, 8/15/2024[3]	342,665
108,281	Toyota Lease Owner Trust Series 2021-A, Class A2, 0.270%, 9/20/2023[3,5]	107,720
275,911	Voya CLO Ltd. Series 2015-1A, Class A1R, 1.944% (3-Month USD Libor+90 basis points), 1/18/2029[3,4,5]	272,126
750,000	Series 2017-1A, Class A1R, 1.994% (3-Month USD Libor+95 basis points), 4/17/2030[3,4,5]	740,660
	World Omni Auto Receivables Trust
184,413	Series 2021-C, Class A2, 0.220%, 9/16/2024[3]	183,144
231,220	Series 2020-A, Class A3, 1.100%, 4/15/2025[3]	228,888
120,452	World Omni Select Auto Trust Series 2021-A, Class A2, 0.290%, 2/18/2025[3]	119,638
460,000	York CLO 1 Ltd. Series 2014-1A, Class BRR, 2.786% (3-Month USD Libor+165 basis points), 10/22/2029[3,4,5]	448,135
	TOTAL ASSET-BACKED SECURITIES
	(Cost $26,307,622)	25,781,626
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
300,000	Citigroup Commercial Mortgage Trust Series 2018-TBR, Class A, 2.154% (1-Month USD Libor+83 basis points), 12/15/2036[3,4,5]	292,020
41,171	COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.853%, 3/25/2065[3,5,6]	40,684
	Government National Mortgage Association
11,693	Series 2013-179, Class A, 1.800%, 7/16/2037[3]	11,676
709	Series 2013-12, Class A, 1.410%, 10/16/2042[3]	708
750,000	GS Mortgage Securities Corp. II Series 2012-BWTR, Class A, 2.954%, 11/5/2034[3,5]	744,317
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,115,664)	1,089,405
	CORPORATE — 24.7%
	BASIC MATERIALS — 0.4%
190,000	Georgia-Pacific LLC 0.625%, 5/15/2024[5]	178,689

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS — 2.2%
150,000	Amazon.com, Inc. 2.400%, 2/22/2023[3]	$149,799
375,000	AT&T, Inc. 2.901% (3-Month USD Libor+118 basis points), 6/12/2024[4]	376,272
125,000	Verizon Communications, Inc. 2.254% (SOFR Index+79 basis points), 3/20/2026[4]	122,996
	Walt Disney Co.
150,000	1.650%, 9/1/2022	149,836
150,000	3.000%, 9/15/2022	150,189
		949,092
	CONSUMER, CYCLICAL — 2.8%
125,000	7-Eleven, Inc. 0.800%, 2/10/2024[3,5]	118,533
140,000	BMW U.S. Capital LLC 1.344% (SOFR Index+38 basis points), 8/12/2024[4,5]	138,109
100,000	General Motors Financial Co., Inc. 1.700%, 8/18/2023	97,557
225,000	Hyundai Capital America 1.250%, 9/18/2023[5]	218,133
225,000	Lowe's Cos., Inc. 4.000%, 4/15/2025[3]	225,956
150,000	PACCAR Financial Corp. 2.650%, 4/6/2023	149,415
15,000	Starbucks Corp. 1.391% (SOFR Index+42 basis points), 2/14/2024[3,4]	14,914
	Volkswagen Group of America Finance LLC
20,000	0.750%, 11/23/2022[5]	19,842
220,000	0.875%, 11/22/2023[5]	210,951
		1,193,410
	CONSUMER, NON-CYCLICAL — 5.7%
275,000	Cardinal Health, Inc. 3.200%, 3/15/2023	274,999
225,000	Cigna Corp. 3.250%, 4/15/2025[3]	220,825
150,000	Diageo Capital PLC 2.125%, 10/24/2024[3,7]	144,821
150,000	Elevance Health, Inc. 2.950%, 12/1/2022[3]	149,940
225,000	McCormick & Co., Inc. 3.150%, 8/15/2024[3]	220,680

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
250,000	McKesson Corp. 2.850%, 3/15/2023[3]	$249,166
250,000	Mondelez International Holdings Netherlands B.V. 0.750%, 9/24/2024[5,7]	233,799
225,000	Moody's Corp. 3.750%, 3/24/2025[3]	225,054
300,000	Pernod Ricard S.A. 4.250%, 7/15/2022[5,7]	300,159
200,000	Thermo Fisher Scientific, Inc. 1.110% (SOFR Index+35 basis points), 4/18/2023[3,4]	199,142
200,000	UnitedHealth Group, Inc. 2.375%, 10/15/2022	200,008
		2,418,593
	ENERGY — 2.0%
300,000	Enbridge, Inc. 1.601% (SOFR Index+63 basis points), 2/16/2024[4,7]	296,433
250,000	Energy Transfer LP 4.200%, 9/15/2023[3]	250,484
150,000	Kinder Morgan Energy Partners LP 3.450%, 2/15/2023[3]	150,174
150,000	Schlumberger Finance Canada Ltd. 2.650%, 11/20/2022[3,5,7]	149,864
		846,955
	FINANCIAL — 3.3%
125,000	American Express Co. 3.625%, 12/5/2024[3]	124,373
300,000	Bank of America Corp. 1.624% (SOFR Rate+73 basis points), 10/24/2024[3,4]	297,244
100,000	Charles Schwab Corp. 1.487% (SOFR Index+52 basis points), 5/13/2026[3,4]	97,350
300,000	JPMorgan Chase & Co. 1.948% (SOFR Rate+58 basis points), 3/16/2024[3,4]	296,494
150,000	Morgan Stanley Domestic Holdings, Inc. 2.950%, 8/24/2022[3]	150,045
170,000	Public Storage 2.370%, 9/15/2022[3]	169,861
15,000	Simon Property Group LP 1.157% (SOFR Index+43 basis points), 1/11/2024[3,4]	14,794

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
250,000	Toronto-Dominion Bank 1.549% (SOFR Rate+35 basis points), 9/10/2024[4,7]	$245,771
		1,395,932
	INDUSTRIAL — 2.8%
150,000	3M Co. 2.250%, 3/15/2023[3]	148,840
200,000	Caterpillar Financial Services Corp. 1.900%, 9/6/2022	199,967
100,000	John Deere Capital Corp. 2.150%, 9/8/2022	99,983
150,000	Parker-Hannifin Corp. 2.700%, 6/14/2024[3]	146,487
300,000	Ryder System, Inc. 2.500%, 9/1/2022[3]	300,032
150,000	Schneider Electric S.E. 2.950%, 9/27/2022[5,7]	149,988
150,000	Union Pacific Corp. 2.950%, 1/15/2023[3]	150,237
		1,195,534
	TECHNOLOGY — 4.1%
300,000	Autodesk, Inc. 3.600%, 12/15/2022[3]	300,174
220,000	Fidelity National Information Services, Inc. 0.600%, 3/1/2024	208,367
250,000	Fiserv, Inc. 3.800%, 10/1/2023[3]	250,238
200,000	International Business Machines Corp. 1.875%, 8/1/2022	199,907
200,000	Marvell Technology, Inc. 4.200%, 6/22/2023[3]	199,774
150,000	Microsoft Corp. 2.375%, 5/1/2023[3]	149,561
275,000	NVIDIA Corp. 0.309%, 6/15/2023[3]	267,561
200,000	Oracle Corp. 2.500%, 10/15/2022	199,604
		1,775,186
	UTILITIES — 1.4%
30,000	American Electric Power Co., Inc. 2.031%, 3/15/2024	29,041

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
150,000	Avangrid, Inc. 3.150%, 12/1/2024[3]	$146,631
150,000	Duke Energy Corp. 1.450% (SOFR Rate+25 basis points), 6/10/2023[4]	148,784
300,000	NextEra Energy Capital Holdings, Inc. 1.284% (SOFR Index+40 basis points), 11/3/2023[3,4]	295,751
		620,207
	TOTAL CORPORATE
	(Cost $10,747,624)	10,573,598
	RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
206,694	Onslow Bay Mortgage Loan Trust Series 2021-NQM2, Class A1, 1.101%, 5/25/2061[3,5,6]	180,092
	TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
	(Cost $206,694)	180,092
	U.S. GOVERNMENT — 6.8%
	United States Treasury Bill
200,000	0.532%, 7/14/2022	199,923
500,000	0.628%, 7/21/2022	499,720
450,000	0.852%, 7/28/2022	449,638
500,000	0.967%, 8/11/2022	499,270
800,000	1.246%, 8/25/2022	798,252
450,000	1.121%, 9/8/2022	448,675
	TOTAL U.S. GOVERNMENT
	(Cost $2,896,493)	2,895,478
	TOTAL BONDS
	(Cost $41,274,097)	40,520,199
Number of Shares
	SHORT-TERM INVESTMENTS — 1.3%
551,586	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 1.22%[8,9]	551,586
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $551,586)	551,586
	TOTAL INVESTMENTS — 98.3%
	(Cost $42,813,311)	42,032,538
	Other Assets in Excess of Liabilities — 1.7%	740,120

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

		Value
	TOTAL NET ASSETS — 100.0%	$42,772,658

Principal Amount
	SECURITIES SOLD SHORT — (3.1)%
	BONDS — (3.1)%
	U.S. GOVERNMENT — (3.1)%
	United States Treasury Note
$(1,000,000)	0.250%, 7/31/2025	(918,301)
(450,000)	0.750%, 5/31/2026	(411,785)
	TOTAL U.S. GOVERNMENT
	(Proceeds $1,340,406)	(1,330,086)
	TOTAL BONDS
	(Proceeds $1,340,406)	(1,330,086)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $1,340,406)	$(1,330,086)

[1]	Local currency.

[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[3]	Callable.

[4]	Floating rate security.

[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $22,991,089 which represents 53.75% of total net assets of the Fund.

[6]	Variable rate security.

[7]	Foreign security denominated in U.S. Dollars.

[8]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $504,664, which represents 1.18% of total net assets of the Fund.

[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
(2)	U.S. 3 Year Treasury Note	September 2022	$(427,300)	$(431,875)	$(4,575)

TOTAL FUTURES CONTRACTS			$(427,300)	$(431,875)	$(4,575)

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

SUMMARY OF INVESTMENTS

As of June 30, 2022

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	60.3%
Corporate	24.7%
U.S. Government	6.8%
Commercial Mortgage-Backed Securities	2.5%
Residential Mortgage-Backed Securities	0.4%
Total Bonds	94.7%
Bank Loans	2.3%
Short-Term Investments	1.3%
Total Investments	98.3%
Other Assets in Excess of Liabilities	1.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022

Assets:
Investments, at value (cost $42,813,311)	$42,032,538
Cash	8,638
Cash held at broker for futures contracts	30,873
Cash held at broker for securities sold short	1,437,219
Receivables:
Investment securities sold	420,492
Fund shares sold	86,547
Due from Advisor	6,358
Interest	149,232
Prepaid expenses	10,769
Total assets	44,182,666

Liabilities:
Securities sold short, at value (proceeds $1,340,406)	1,330,086
Payables:
Variation margin on futures contracts	4,575
Shareholder servicing fees (Note 6)	3,250
Fund administration and accounting fees	21,295
Transfer agent fees and expenses	3,066
Custody fees	4,329
Auditing fees	23,900
Trustees' deferred compensation (Note 3)	6,279
Interest on securities sold short	1,329
Chief Compliance Officer fees	1,868
Trustees' fees and expenses	1,959
Commitment fees (Note 13)	759
Accrued other expenses	7,313
Total liabilities	1,410,008

Net Assets	$42,772,658

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$43,762,773
Total accumulated deficit	(990,115)
Net Assets	$42,772,658

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$42,772,658
Shares of beneficial interest issued and outstanding	2,173,455
Offering and redemption price per share	$19.68

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2022

Investment Income:
Interest	$605,493
Total investment income (loss)	605,493

Expenses:
Advisory fees	146,806
Shareholder servicing fees (Note 6)	44,163
Fund administration and accounting fees	106,077
Transfer agent fees and expenses	24,291
Custody fees	12,412
Registration fees	24,714
Auditing fees	23,900
Legal fees	15,790
Interest on securities sold short	14,017
Chief Compliance Officer fees	9,249
Shareholder reporting fees	7,915
Trustees' fees and expenses	6,068
Miscellaneous	3,943
Insurance fees	2,992
Commitment fees (Note 13)	1,039
Total expenses	443,376
Advisory fees (waived) recovered	(134,708)
Net expenses	308,668
Net investment income (loss)	296,825

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(155,139)
Securities sold short	118,533
Futures contracts	20,860
Net realized gain (loss)	(15,746)
Net change in unrealized appreciation (depreciation) on:
Investments	(916,092)
Securities sold short	8,561
Futures contracts	(4,575)
Net change in unrealized appreciation (depreciation)	(912,106)
Net realized and unrealized gain (loss)	(927,852)

Net Increase (Decrease) in Net Assets from Operations	$(631,027)

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$296,825	$297,460
Net realized gain (loss) on investments and securities sold short	(15,746)	57,036
Net change in unrealized appreciation (depreciation) on investments and securities sold short	(912,106)	44,359
Net increase (decrease) in net assets resulting from operations	(631,027)	398,855

Distributions to Shareholders:
Distributions	(344,880)	(299,704)
Total distributions to shareholders	(344,880)	(299,704)

Capital Transactions:
Net proceeds from shares sold	34,203,815	56,344,332
Reinvestment of distributions	294,845	267,424
Cost of shares redeemed	(62,112,515)	(26,035,080)
Net increase (decrease) in net assets from capital transactions	(27,613,855)	30,576,676

Total increase (decrease) in net assets	(28,589,762)	30,675,827

Net Assets:
Beginning of period	71,362,420	40,686,593
End of period	$42,772,658	$71,362,420

Capital Share Transactions:
Shares sold	1,710,166	2,806,442
Shares reinvested	14,835	13,327
Shares redeemed	(3,108,361)	(1,296,625)
Net increase (decrease) in capital share transactions	(1,383,360)	1,523,144

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,			For the Period August 1, 2018 through	For the Year Ended	For the Period October 7, 2016* through
	2022	2021	2020	June 30, 2019**	July 31, 2018	July 31, 2017
Net asset value, beginning of period	$20.06	$20.01	$20.05	$20.02	$20.03	$20.00
Income from Investment Operations:
Net investment income (loss)[1]	0.10	0.12	0.39	0.46	0.35	0.23
Net realized and unrealized gain (loss)	(0.35)	0.05	(0.01)	0.06	(0.02)	0.01
Total from investment operations	(0.25)	0.17	0.38	0.52	0.33	0.24
Less Distributions:
From net investment income	(0.13)	(0.12)	(0.42)	(0.49)	(0.34)	(0.21)
Total distributions	(0.13)	(0.12)	(0.42)	(0.49)	(0.34)	(0.21)

Redemption fee proceeds[1]	–	–	–	– [2]	– [2]	– [2]

Net asset value, end of period	$19.68	$20.06	$20.01	$20.05	$20.02	$20.03

Total return[2]	(1.23)%	0.87%	1.91%	2.64%[4]	1.66%	1.18%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,773	$71,362	$40,687	$47,787	$66,118	$52,768

Ratio of expenses to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5,6]	0.76%	0.67%	0.82%	0.79%[3]	0.84%	0.94%[3]
After fees waived and expenses absorbed[5,6]	0.53%	0.51%	0.50%	0.51%[3]	0.51%	0.50%[3]

Ratio of net investment income (loss) to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed	0.28%	0.44%	1.65%	2.23%[3]	1.44%	0.97%[3]
After fees waived and expenses absorbed	0.51%	0.60%	1.97%	2.51%[3]	1.77%	1.41%[3]

Portfolio turnover rate	112%	117%	100%	72%[4]	147%	118%[4]

*	Commencement of operations.
**	Fiscal year end changed to June 30 effective August 1, 2018.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Annualized.
[4]	Not annualized.
[5]	If commitment fees and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.03%, 0.01% and 0.00% for the fiscal years ended June 30, 2022, 2021 and 2020, respectively, and 0.01% for the period ended June 30, 2019, and 0.01% for the fiscal year ended July 31, 2018, and 0.00% for the period ended July 31, 2017.
[6]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

Note 1 – Organization

Palmer Square Income Plus Fund (“Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (“Ultra-Short Duration Investment Grade Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Income Plus Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Income Plus Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Income Plus Fund’s advisor and a $94,313,788 transfer of shares of the Income Plus Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Income Plus Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Income Plus Fund. For financial reporting purposes, assets received and shares issued by the Income Plus Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Income Plus Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Ultra-Short Duration Investment Grade Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Ultra-Short Duration Investment Grade Fund commenced investment operations on October 7, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(b) Bank Loans

The Funds may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Funds assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand, representing a potential financial obligation by the Funds in the future. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Funds are committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Funds invest. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Funds may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(d) Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Short Sales

Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(f) Futures Contracts

The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates and other financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

(g) Swap Agreements and Swaptions

The Funds may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Funds would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Funds were a buyer and no credit event occurs, the Funds would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Funds entail certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Funds in the event of a default. The purchase of credit default swaps involves costs, which will reduce each Fund's return.

The Funds may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds are hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Funds anticipate purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Funds’ use of options.

Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when they write a swaption than they will incur when it purchases a swaption. When the Funds purchase a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the Funds write a swaption, upon exercise of the option the Funds will become obligated according to the terms of the underlying agreement.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(h) Options Contracts

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Funds write or purchases an option, an amount equal to the premium received or paid by the Funds are recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(i) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(j) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(k) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2022, and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(m) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Income Plus Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.49% of its average daily net assets and the Ultra-Short Duration Investment Grade Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.25% of its average daily net assets. Prior to November 1, 2019, the Income Plus Fund paid monthly investment advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) does not exceed 0.75% and 0.50% of the Income Plus Fund and Ultra-Short Duration Investment Grade Fund’s average daily net assets, respectively. This agreement is in effect until October 31, 2022 and it may be terminated before that date only by the Trust’s Board of Trustees.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

For the year ended June 30, 2022, the Advisor waived advisory fees totaling $134,708 for the Ultra-Short Duration Investment Grade Fund. The Funds’ Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Income Plus Fund has recovered all previously available expenses. The Advisor may recapture all or a portion of this amount no later than dates stated below:

Ultra-Short Duration Investment Grade Fund
June 30, 2023	$137,580
June 30, 2024	80,185
June 30, 2025	134,708
Total	$352,473

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2022, are reported on the Statement of Operations.

The Funds have a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2022, no credits were earned to reduce total fees.

IMST Distributors, LLC (“Distributor”) serves as the Funds’ distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2022, are reported on the Statement of Operations.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Note 4 – Federal Income Taxes

At June 30, 2022, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Cost of investments	$978,893,552	$41,472,920
Gross unrealized appreciation	$2,132,451	$13,969
Gross unrealized depreciation	(37,205,242)	(784,437)
Net unrealized appreciation (depreciation) on investments	$(35,072,791)	$(770,468)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2022, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated deficit as follows:

	Increase (Decrease)
	Paid-In Capital	Total Accumulated Earnings/(Deficit)
Income Plus Fund	$(321)	$321
Ultra-Short Investment Grade Fund	646	(646)

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Undistributed ordinary income	$-	$1,531
Undistributed long-term gains	-	-
Tax accumulated earnings	-	1,531

Accumulated capital and other losses	(13,370,664)	(214,899)
Unrealized appreciation on investments and securities sold short	(35,072,791)	(770,468)
Foreign currency translations	(16,424)	-
Unrealized deferred compensation	(9,422)	(6,279)
Total accumulated earnings (deficit)	$(48,469,301)	$(990,115)

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The tax character of the distribution paid during the fiscal years ended June 30, 2022 and June 30, 2021, were as follows:

	Income Plus Fund		Ultra-Short Duration Investment Grade Fund
Distribution paid from:	2022	2021	2022	2021
Ordinary income	$12,171,104	$10,990,460	$344,880	$299,704
Net long-term capital gains	-	-	-	-
Total taxable distributions	12,171,104	10,990,460	344,880	299,704
Return of Capital	430,037	-	-	-
Total distributions paid	$12,601,141	$10,990,460	$344,880	$299,704

At June 30, 2022, the Funds had capital loss carryforwards, which reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
	Short-Term	Long-Term	Total
Income Plus Fund	$19,704	$13,350,960	$13,370,664
Ultra-Short Duration Investment Grade Fund	172,819	42,080	214,899

Note 5 – Investment Transactions

For the year ended June 30, 2022, for the Income Plus Fund, purchases and sales of investments, excluding short-term investments, futures contracts, forward contracts and swap contracts were $1,040,569,229 and $763,120,950, respectively. Securities sold short and short securities covered were $175,222,068 and $160,713,528, respectively, for the same period.

For the year ended June 30, 2022, for the Ultra-Short Duration Investment Grade Fund, purchases and sales of investments, excluding short-term investments, were $42,300,477 and $56,173,569, respectively. Securities sold short and short securities covered were $11,974,435 and $11,089,014, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2022, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee

Effective April 3, 2017, the Income Plus Fund no longer charges redemption fees. Prior to April 3, 2017, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2022, in valuing the Funds’ assets carried at fair value:

Income Plus Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Bank Loans	$-	$112,512,780	$-	$112,512,780
Bonds
Asset-Backed Securities	-	523,640,933	-	523,640,933
Commercial Mortgage-Backed Securities	-	64,064,014	-	64,064,014
Corporate*	-	227,139,426	-	227,139,426
U.S. Government	-	45,553,455	-	45,553,455
Short-Term Investments	39,604,691	-	-	39,604,691
Total Investments	$39,604,691	$972,910,608	$-	$1,012,515,299
Other Financial Instruments**
Swap Contracts	-	22,651	-	22,651
Forward Contracts	-	662,511	-	662,511
Total Assets	$39,604,691	$973,595,770	$-	$1,013,200,461

Liabilities
Securities Sold Short
Bonds
U.S. Government	$-	$68,694,538	$-	$68,694,538
Total Securities Sold Short	$-	$68,694,538	$-	$68,694,538
Other Financial Instruments**
Futures Contracts	-	279,784	-	279,784
Swap Contracts	-	2,238,420	-	2,238,420
Total Liabilities	$-	$71,212,742	$-	$71,212,742

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Ultra-Short Duration Investment Grade Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Bank Loans	$-	$960,753	$-	$960,753
Bonds
Asset-Backed Securities	-	25,781,626	-	25,781,626
Commercial Mortgage-Backed Securities	-	1,089,405	-	1,089,405
Corporate*	-	10,573,598	-	10,573,598
Residential Mortgage-Backed Securities	-	180,092	-	180,092
U.S. Government	-	2,895,478	-	2,895,478
Short-Term Investments	551,586	-	-	551,586
Total Assets	$551,586	$41,480,952	$-	$42,032,538

Liabilities
Securities Sold Short
Bonds
U.S. Government	$-	$1,330,086	$-	$1,330,086
Total Securities Sold Short	$-	$1,330,086	$-	$1,330,086
Other Financial Instruments**

Futures Contracts	4,575	-	-	4,575
Total Liabilities	$4,575	$1,330,086	$-	$1,334,661

*	All corporate bonds held in each Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments for each Fund.

**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

***	The Funds did not hold any level 3 securities at period end.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Income Plus Fund
Asset-Backed Securities
Balance as of June 30, 2021	$11,974,975
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period*	(7,810,227)
Total gains or losses for the period
Included in earnings (or changes in net assets)	(796,212)
Included in other comprehensive income	-
Net purchases	963,000
Net sales	(4,331,536)
Balance as of June 30, 2022	$-
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-

*	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

	Ultra-Short Duration Investment Grade Fund
	Asset-Backed Securities	Residential Mortgage-Backed Securities
Balance as of June 30, 2021	$299,997	$299,999
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period*	(191,026)	(180,092)
Total gains or losses for the period
Included in earnings (or changes in net assets)	(108,971)	(119,907)
Included in other comprehensive income	-	-
Net purchases	-	-
Net sales	-	-
Balance as of June 30, 2022	$-	$-
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(1,606)	$(26,601)

*	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on each Fund’s financial position, performance and cash flows.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The effects of these derivative instruments on each Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of June 30, 2022 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Income Plus Fund
Assets
Unrealized appreciation on open swap contracts	$22,651	$-	$-	$-	$22,651
Unrealized appreciation on forward foreign currency exchange contracts	-	-	662,511	-	662,511
	$22,651	$-	$662,511	$-	$685,162
Income Plus Fund
Liabilities
Unrealized depreciation on open swap contracts	$2,238,420	$-	$-	$-	$2,238,420
Unrealized depreciation on open futures contracts*	-	-	-	279,784	279,784
	$2,238,420	$-	$-	$279,784	$2,518,204
Ultra-Short Duration Investment Grade Fund
Liabilities
Unrealized depreciation on open futures contracts*	$-	$-	$-	$4,575	$4,575
	$-	$-	$-	$4,575	$4,575

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin as presented on the Statements of Assets and Liabilities.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2022 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Income Plus Fund
Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$1,933,093	$1,933,093
Purchased option contracts	-	(404,083)	-	-	(404,083)
Swap contracts	160,328	-	-	-	160,328
	$160,328	$(404,083)	$-	$1,933,093	$1,689,338

Ultra-Short Duration Investment Grade Fund
Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$20,860	$20,860
	$-	$-	$-	$20,860	$20,860

Income Plus Fund
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Futures contracts	$-	$-	$-	$(255,222)	$(255,222)
Purchased option contracts	-	316,991	-	-	316,991
Forward contracts	-	-	620,804	-	620,804
Swap contracts	(2,342,133)	-	-	-	(2,342,133)
	$(2,342,133)	$316,991	$620,804	$(255,222)	$(1,659,560)

Ultra-Short Duration Investment Grade Fund
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Futures contracts	$-	$-	$-	$(4,575)	$(4,575)
	$-	$-	$-	$(4,575)	$(4,575)

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of June 30, 2022 are as follows:

Income Plus Fund

Derivatives not designated as hedging instruments
Futures contracts	Interest rate contracts	Notional amount	$(17,286,516)
Purchased option contracts	Equity contracts	Notional amount	22,438,000
Forward contracts	Foreign exchange contracts	Notional amount	(10,038,750)
Swap contracts	Credit contracts	Notional amount	24,259,537

Ultra-Short Duration Investment Grade Fund

Derivatives not designated as hedging instruments
Futures contracts	Interest rate contracts	Notional amount	$(433,088)

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Funds and each of its counterparties. These agreements allow the Funds and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Funds’ custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to each Fund from its counterparties are not fully collateralized contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance.

The Income Plus Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contacts – asset receivable	J.P. Morgan	$22,651	$(22,651)	$-	$-
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	2,238,420	(22,651)	(2,215,769)	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2022, the total unfunded amount was 1.5% of the Income Plus Fund’s net assets and the Ultra-Short Duration Investment Grade Fund had no unfunded loan commitments outstanding.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

As of June 30, 2022, the Income Plus Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
AmWINS Group, Inc.	$1,700,000	$1,636,250	$1,611,225	$(25,025)
Asurion LLC	250,000	243,750	240,911	(2,839)
Dedalus Finance GmbH	1,500,000	1,499,370	1,475,320	(24,050)
Dun & Bradstreet Corp.	1,000,000	963,750	946,250	(17,500)
FinCo I LLC	2,500,000	2,465,750	2,388,288	(77,462)
Grifols Worldwide Operations USA, Inc.	1,300,000	1,264,250	1,231,919	(32,331)
II-VI, Inc.	1,500,000	1,485,000	1,441,875	(43,125)
ICON Luxembourg Sarl	2,001,360	2,001,360	1,938,678	(62,682)
PRA Health Sciences, Inc.	498,640	498,640	483,023	(15,617)
INEOS U.S. Finance LLC	950,000	927,438	921,352	(6,086)
MKS Instruments, Inc.	1,700,000	1,666,000	1,631,150	(34,850)
Red Ventures LLC	1,400,000	1,337,000	1,368,501	31,501

Note 13 – Line of Credit

The Funds together with other funds managed by the Advisor (together “Palmer Square Funds”) have entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with UMB Bank, n.a. Each Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of each Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the Wall Street Journal Prime rate minus 50bps, with a minimum rate of 3.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended June 30, 2022 are disclosed in the Statement of Operations. During the year ended June 30, 2022, the Ultra-Short Duration Investment Grade Fund borrowed $5,600,000 and the borrowing rate was 3.00%. The Income Plus Fund did not borrow under the line of credit agreement during the year ended June 30, 2022. There was no line of credit payable balance in the Funds at June 30, 2022.

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Note 15 - Recently Issued Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 16 – Events Subsequent to Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund as of June 30, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Palmer Square Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Palmer Square Income Plus Fund	For the year ended June 30, 2022.	For each of the two years in the period ended June 30, 2022	For each of the three years in the period ended June 30, 2022, for the period February 1, 2019 through June 30, 2019 (fiscal year end change), and each of the two years in the period ended January 31, 2019.
Palmer Square Ultra-Short Duration Investment Grade Fund	For the year ended June 30, 2022.	For each of the two years in the period ended June 30, 2022	For each of the three years in the period ended June 30, 2022, for the period August 1, 2018 through June 30, 2019 (fiscal year end change), for the year ended July 31, 2018 and for the period from October 7, 2016 (commencement of operations) through July 31, 2017.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2022

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.
Interested Trustee:
John P. Zader ᵃ† (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 60 portfolios).

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Palmer Square Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Income Plus Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/22	6/30/22	1/1/22 – 6/30/22
Actual Performance	$ 1,000.00	$ 970.70	$ 3.62
Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	3.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Ultra-Short Duration Investment Grade Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/22	6/30/22	1/1/22 – 6/30/22
Actual Performance	$ 1,000.00	$ 988.00	$ 2.65
Hypothetical (5% annual return before expenses)	1,000.00	1,022.13	2.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

 928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388
Palmer Square Ultra-Short Duration Investment Grade Fund	PSDSX	46141Q 816

Privacy Principles of the Palmer Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 933-9033.

Palmer Square Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Palmer Square Funds	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$50,000	$48,900
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Palmer Square Funds	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Palmer Square Funds

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/8/2022